Calvert

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September 30, 2002

Annual Report

Calvert Social Investment Fund

Table of Contents

Chairman's Letter	1
President's Letter	3
Portfolio Manager Remarks	5
Independent Auditors' Report	26
Schedules of Investments	27
Statements of Assets and Liabilities	61
Statements of Operations	65
Statements of Changes in Net Assets	67
Notes to Financial Statements	77
Financial Highlights	86
Explanation of Financial Tables	105
Trustee and Officer Information Table	108

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Dear Shareholder,

From the earliest days of your fund, we have worked diligently to build a comprehensive model of corporate social responsibility and investment.

While the world, preoccupied with many concerns, has sometimes been less than attentive to our voice, we have always believed our model would some day be more widely understood and valued. During the past year, with revelation of the abuses at Enron, WorldCom, and others, that belief has been borne out. Corporate responsibility, accounting transparency, and board accountability have engaged a larger audience as the high-priority subjects we have always known them to be.

Certainly, we regret the setbacks our society has experienced in coming to share this recognition. But we should take a moment to acknowledge that our efforts and patience are now clearly valued by a much wider audience. Thank you for being a part of this work to bring more accountability to our world.

And thank you for believing in socially responsible investing, recognizing that investment which respects all stakeholders is a key component in improving accountability in our world.

The Financial Markets and SRI

Recovery from the kind of financial downturn we are experiencing typically takes a year or two, particularly in an environment of unfettered free-market capitalism, where markets can overshoot on the downside. A thoughtful response by our policymakers could, however, help move us in the right direction with a sustainable vision. Here, too, social investment principles can help as an engine of growth to power us out of the current slowdown.

Traditional political solutions (on the right, tax cuts, and on the left, more unemployment benefits) continue to be offered up, but they do not inspire confidence that tomorrow will be better than today. Instead, our society should make strategic investments to upgrade our infrastructure, educational systems, research and development, energy conservation, and other areas that can make us as a people and a nation stronger for the future.

Yes, such an effort involves spending. But it is investment-based spending that will pay dividends in the future. Its outcomes should diminish concerns about budget deficits that may be necessary to fund the investment. Devoting much of this strategic investment to help younger generations become more productive would also address intergenerational issues of fairness as well as allay traditional financial market fears of any borrowing it necessitates.

Community Investment

Calvert's investment in communities shows how social-investment dividends work. Through your Fund's investment in the Calvert Social Investment Foundation, it supports the Cooperative Fund of New England, which provides funding to CleanScape, Inc. This co-operative recycling and landscaping business recently began transition to worker ownership. Among the 22-person multi-ethnic, multi-lingual future-owner employee base are many who were unemployed before coming to CleanScape.

Another example of social-investment dividends is the Marquez Child Care Center. Again, through the Fund's investment in the Foundation, it supports the non-profit Cascadia Revolving Loan Fund. A loan to the center increased the number of low-income families served and created new jobs in Washington's agricultural Yakima Valley.

Shareholder Activism

In the last year, Calvert engaged well over 50 companies in an intense dialogue on issues ranging from diversity to governance to environmental responsibility. We filed 25 shareholder resolutions and were able to withdraw 19 as a result of successful negotiations. For example, two leading computer manufacturers agreed to consider a feasibility study for policy, program implementation, and monitoring of producer product responsibility. In another instance, a major US power producer agreed to report on its total annual greenhouse gas emissions and to conduct a feasibility study on the costs of reducing these emissions. In the area of corporate governance, a shareholder resolution of which Calvert was a co-leader resulted in a 56% favorable vote for more director independence.

Support of New Companies

Through Calvert's Special Equities program, your Fund continues to invest in young companies bringing beneficial products to market. Recently, the Fund invested in H2Gen Innovations, which has developed a technology that may prove to be the missing link needed for wide adoption of superclean, fuel-cell power. The technology converts plentiful natural gas to fuel- cell-ready hydrogen. The Special Equities program is also exploring a company that has  developed simple, inexpensive tests to diagnose multi-drug-resistant tuberculosis. Think of the potential dividends of these social investments!

Calvert and Our World

I am pleased to note that Calvert is a member of the advisory council of the UN Global Compact, an association of multinational companies defining best corporate practices. Also, Calvert is now sharing with agencies of the World Bank and other international organizations our database of information on their prospective business partners' records in areas such as human rights, labor, product safety, and other social and environmental concerns. Finally, I am happy to report that Calvert was named by the Washington Business Journal as one of 22 area companies that form the region's circle of community leaders, as a result of charitable in-kind giving and the high level of volunteerism among Calvert's associates.

I must acknowledge your support on this ever more exciting journey. It's taken some time, but our model is now being valued for the contribution we have always known it could be. As I write, I am en route to Tokyo to be part of one of the first Asian conferences on SRI. This couldn't have happened without your participation. Thank you.

Sincerely,

/s/ D. Wayne Silby,

Chairman

November 7, 2002

Dear Shareholders:

The last twelve months have been difficult ones for all investors, with most equity funds and benchmarks losing ground.  Corporate scandals, global economic uncertainty, and the threat of war, have all contributed to current market declines, and we at Calvert understand how concerned our shareholders are about their accounts.

As we have stressed in the past, we believe that it is important to take a long-term view in times like these.  The stock market moves in cycles, periodically experiencing sharp downturns, but over long periods, its general direction has been up.  Historically, there has been no better way to accumulate assets over the long-term than to invest in stocks, with the allocation to stocks based on your time frame and risk tolerance.

Frequently, volatile market periods remind us of the need to properly assess our risk tolerance.  While we previously might have felt comfortable with the range of ups and downs in the value of our account, this prolonged period of volatility may well suggest that for some of us, a re-evaluation of the risk profile of our investment is in order.  Your financial advisor can assist you in that effort.

Diversification has also proven to be helpful this year.  Recent market conditions, now more than ever, prove the value of spreading one's assets across stocks, bonds and cash.  Over the last year, the bond indices are up, versus double-digit declines in nearly all stock indexes.   Money market returns were modestly positive as well, and municipal bond funds continued to provide attractive after-tax yields.

We believe that recent revelations about corporate misdoings can only make more valuable our commitment to reinforcing corporate responsibility, both through our investment analysis and our shareholder advocacy program. Calvert has been recognized as one of the world's leading providers of social responsibility research, selected by institutions including the World Bank to analyze the behavior of corporations worldwide.

Calvert has also been recognized for our investment expertise, our commitment to local communities and our social responsibility by the District of Columbia, which has selected Calvert to run its 529 College Savings program.  In addition, two of our funds are featured in the Pennsylvania Tuition Account Plan.  We are very excited about these new opportunities to help families save for their children's education.

We understand that as investors you may be frustrated by recent market developments, but we urge you to stay the course.  It is only through disciplined, long-term investment programs that most people can meet their goals.  We will continue to provide you with quality investments -- and a commitment toward a better world -- through the full line-up of Calvert mutual funds.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

November 7, 2002

Tom Dailey of Calvert Asset Management Company

How did the Fund perform?

For the year ended September 30, 2002, the fund shares returned 1.49%, versus 1.26% for the Lipper Money Market Funds Average.

What was the investment climate?

Pessimism about corporate America and the economy has led to lower stock prices and a slowdown in economic activity. Economists are cutting projections for Gross Domestic Product (GDP) growth to 2-3% in 2002 and there is talk of a double-dip recession, something not seen since the early 1980s.

The current state of the markets reflects investor dissatisfaction with the response of U.S. politicians to the scandals in corporate accounting and governance. On the international front, overseas investors appear uneasy with U.S. policies as well and have reduced their purchases of U.S. assets, resulting in a falling dollar. Interest rates for government bonds and mortgages have fallen to 35- to-45 year lows. For example, 30-year fixed-rate mortgages now reflect levels last seen in the late 1960s.

At the end of the first quarter, consensus was that the Fed funds rate would be over 3% by year-end. At the end of the third quarter expectations were for another quarter-point cut (i.e., 1.50% Fed funds rate) over the next few months. In March, forecaster looked for a more robust economy compared to today's projected 2-3% GDP growth rate. So, we can see the consensus view has swung between extremes just over the last six months. This clearly suggests the dangers of blindly following consensus opinion.

Money Market Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Money Market Portfolio	0.64%	1.49%
Lipper Money Market Funds Avg.	0.52%	1.26%

Maturity Schedule

Weighted Average
9/30/02	9/30/01
49 days	51 days

Source: Lipper Analytical Services, Inc.

At the September 16th meeting, the Federal Open Market Commitee (FOMC) kept the target Fed funds rate unchanged at 1.75% and restated that the risks to the economy "are weighted mainly toward conditions that may generate economic weakness." The FOMC repeated that monetary policy was "accommodative" and, combined with good growth in productivity "should be sufficient to foster an improving business climate."  However, the FOMC added that there is "considerable uncertainty" about how strong and how fast a recovery we will see partly because of "emergence of heightened geopolitical risks."

The FOMC statement recognizes explicitly the economic risk in war with Iraq and how uncertainty about the situation is having an effect on economic and financial market sectors. Two of the members of the FOMC dissented from the decision to hold policy unchanged. We may hear talk about a possible FOMC move prior to the November 6 meeting but an intermeeting move is highly unlikely unless there is a severe financial markets crisis or some shock that might panic the markets and/or tip the economy into another recession.

What was your strategy?

Given the current environment of low consumer confidence, and deteriorating credit quality, our goal was to focus on liquidity and credit quality. Therefore, we purchased high quality securities with maturities of seven days or less rather than longer-term corporate money market offerings. To accomplish this goal, we increased the percentage of variable rate demand notes (VRDN's). When the FOMC begins to raise rates, the VRDN's yields will reset very quickly, as they are based on money market indices, which reflect the current Fed funds rate. In addition, we have maintained a high percentage of U.S. Government agency securities to uphold superior credit quality.

We at Calvert have long believed that corporate responsibility, or how a company behaves toward its shareholders, workers, the environment, and community are key indicators of a company's potential financial success. It gives social investors some comfort that we already have standards in place that contribute to upholding corporate standards and invest in companies that foster these attributes.

Money Market Portfolio Statistics

September 30, 2002

Average Annual Total Returns

One year	1.49%
Five year	4.23%
Ten year	4.18%
Since inception	5.76%
(10/21/82)

Total return assumes reinvestment of dividends. Past performance is no guarantee of future results.

What is your Outlook?

CAMCO has held to a steady view that the Fed was likely to remain on the sidelines this year. We've been expecting a weak recovery, but not looking for a slide into an early-1980s style double-dip recession or a scary, Japan-like protracted period of poor growth. The recession of 2001 was very subdued--tying with the 1969-70 recession as the mildest postwar recession on record. In fact, last year's recession was less than half as deep as the 1990-91 recession and only about one-quarter as bad as the average contraction seen in the three recessions between 1973 and 1982. So it is not surprising that a mild recession equates to a mild recovery. When we factor in the substantial fallout from the bubble in the technology, media, and telecommunications areas, we can probably expect anemic economic growth for a while. We may see another quarter of economic contraction, but we think the recovery will move along slowly.

Since the close of the period discussed above, the Federal Open Market Committee met on November 6, 2002 and decided to lower its target for the federal funds rate by 50 basis points to 1 1/4 percent. In a related action, the Board of Governors approved a 50 basis point reduction in the discount rate to 3/4 percent. The FOMC release stated, "The Committee continues to believe that an accommodative stance of monetary policy, coupled with still-robust underlying growth in productivity, is providing important ongoing support to economic activity. However, incoming economic data have tended to confirm that greater uncertainty, in part attributable to heightened geopolitical risks, is currently inhibiting spending, production, and employment. Inflation and inflation expectations remain well contained. "

November 7, 2002

Balanced Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(14.99%)	(10.38%)
Class B	(15.51%)	(11.31%)
Class C	(15.47%)	(11.25%)
Class I	(14.79%)	(9.87%)
Lehman Aggregate Bond Index TR	8.45%	8.60%
Russell 1000 Index	(28.09%)	(19.51%)
S&P 500 Index Monthly Reinvested	(28.34%)	(20.47%)
Lipper Balanced Funds Avg.	(15.69%)	(9.93%)

Ten Largest Long-Term Holdings

% of Net Assets
Pfizer, Inc.	2.2%
LCOR Alexandria LLC,
6.625%, 9/15/19	2.2%
Microsoft Corp.	2.1%
Johnson & Johnson	1.9%
American International Group	1.7%
Dime Bancorp., Inc.
9.00%, 12/19/02	1.6%
Prudential Holdings, LLC,
7.245%, 12/18/23	1.6%
Liberty Mutual Insurance Co.,
7.697%, 10/15/97	1.4%
Sovereign Bank,
12.18%, 6/30/20	1.4%
EOP Operating LP,
6.375%, 2/15/03	1.3%
Total	17.4%

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

Source: Lipper Analytical Services, Inc.

CAMCO Vice President of Equities, John Nichols

How did the Portfolio perform?

For the 12 months ended September 30, 2002, the Calvert Social Investment Fund Balanced Portfolio's Class A Shares returned --10.38%, versus the -9.93% return of the benchmark Lipper Balanced Funds Average. During the same period, the S&P 500 Index returned -20.47%; the Lehman Aggregate Bond Index, 8.60%; and the Russell 1000, -19.51%.

By any measure it has been a difficult twelve months, during which time several factors have brought about market declines.  Investors still live with the geopolitical risks stemming from the attacks on September 11, 2001.  Uncertainty surrounding the war on terrorism has buffeted stock prices throughout the period, and unethical behavior by corporate executives -- including fraudulent accounting techniques and exorbitant compensation schemes -- has rattled investor confidence.  Against this backdrop, the market struggled, pricing in these risks along with the risk of economic weakness.

On the whole, the markets were characterized by dropping corporate prices, tremendous risk-adverseness, and apathy. Market performance was further impacted by severe illiquidity, and a rallying treasury market fed by the 'flight to quality."

Balanced Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(14.59%)
Five year	(1.40%)
Ten year	4.69%
Since inception	8.45%
(10/21/82)
Class B Shares
One year	(15.74%)
Since inception	(4.15%)
(4/1/98)
Class C Shares
One year	(12.17%)
Five year	(1.46%)
Since inception	3.74%
(3/1/94)

Balanced Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class I Shares
One year	(9.87%)
Since inception	(4.54%)
(3/1/99)

Asset Allocation
Stocks	55%
Bonds	43%
Cash & Cash Equivalents	2%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The Fund changed its primary benchmark to the Russell 1000 Index when SSgA Funds Management began as a new subadvisor effective March 2002. Earlier subadvisor changes occured in July 1995.

Past performance is no guarantee of future results.

What strategies were deployed during the period?

On the fixed income side of the Portfolio, we strategically restructured the Portfolio to emphasize a more defensive higher quality posture. We purchased a sizeable amount of insured paper "rated" AAA as well as short corporate money market paper with maturities less than 1 year. We reduced our exposure to more risky, less liquid kinds of securities in order to minimize the impact of credit markdowns on our Portfolio.

In March of 2002, State Street Global Advisors joined existing subadvisor, Brown Capital to form the Fund's new equity management portfolio team.

State Street Global Advisors (SSgA) reports that it was able to add value over the benchmark primarily through stock selection, benefiting from positive stock selection within the Energy, Financial, and Healthcare sectors. All three major components of the stock selection model added value over the past year (Growth, Value, and Sentiment).  The Value component guided the Fund into positive cash-flow-generating stocks, which proved particularly effective during a year where non-cash earnings were viewed skeptically by market participants. The Fund got an added boost from some of the social screens during the year. It paid to be a socially responsible investor as investors realized the consequences of poor corporate governance practices.

Brown Capital reports that its outperformance of the benchmark was due in part to being significantly underweight in the Utilities sector -- the worst-performing sector over the analysis period.  A positive contribution to performance was also due to good stock selection particularly in the Health Care, Consumer Discretionary, and other sectors.

Brown's investment process remains unchanged with respect to stock selection. They did make a change to its process with respect to portfolio construction. In the past, they considered themselves "benchmark agnostic" and since June 2002, constructed portfolios while being "benchmark aware." Over time, they expect this change to be reflected in the alpha, or excess return to the benchmark, being attributed to stock selection more than it is attributed to either sector allocation or the interaction effect.  Brown's basic methodology for selecting stocks remains unchanged.

What is your Outlook?

On the fixed income side, our outlook is mildly positive. We believe that the stock market is nearing a bottom and that corporate bond spreads (at all-time wides) are nearing an extremely oversold state. However, over a short period of time (less than 6 months) the markets could deteriorate quite substantially until capital market investors show renewed confidence. For this reason, we will continue to be very defensive about our "core" holdings.

On the equity side, both subadvisors are concerned over the prospect of war against Iraq, commenting on the pervasive atmosphere of uncertainty, which is likely to keep the equity market in check for the near future.

Brown Capital is cautiously optimistic in its prognosis of U.S. equity market returns at least through the first half of next year.  While they fully recognize the market to be a forward-looking, discounting mechanism, they do not see signs of the fundamental drivers that would support a strong equity market in the near term.  Brown's internal analysis supports the view that the market will be fundamentally challenged to deliver a prolonged upward move until evidence of earnings growth is more pronounced and wide spread.  In its research database of approximately 1,300 stocks with a market capitalization over $500 million, 33% of the companies are currently projected to grow earnings per share in the coming year at less than a 5% rate. That is in stark contrast to the 1% of the 1,300 companies where the consensus long-term earnings per share growth rates are below 5%. Additionally, 60% of the companies in Brown's research database have consensus long-term earnings per share growth rates between 10% and 20%. Today, only 23% of the same 1,300 companies are projected to grow earnings per share in the coming year between 10% and 20%.

State Street Global Advisors declines to make macro-style bets, as predicting the economy and the future direction of the market are not factors in the Fund's investment profile.  The Fund attempts to minimize any beta, style, or size bias versus the benchmark, while tilting the Portfolio to the stocks that it favors. For the coming year, SSgA reports that the Fund will continue to favor attractively priced stocks with positive growth potential that trade with favorable market sentiment.  And they believe that is the formula for adding value over time.

November 7, 2002

Balanced Portfolio Statistics

September 30, 2002

Portfolio Characteristics

(Equity holdings, excluding Special Equities)

	CSIF	Russell
	Balanced	1000
	Portfolio	Index
Number of Stocks	212	994
Median Market Capitalization ($bil)	20.47	31.31
(by portfolio weight)
Price/Earnings Ratio	25.13	24.94
Earnings Per Share Growth	15.11%	10.86%
Yield	1.24%	1.97%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus
	Russell	Versus
	1000	S&P 500
	Index	Index
Beta1	1.06	1.08
R-Squared2	93.80%	93.50%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

Greg Habeeb of Calvert Asset Management Company

How did the Portfolio perform?

For the 12 months ended September 30, 2002, the Portfolio's Class A Shares returned 5.18%, underperforming both the Lipper (at 6.77%) and Lehman (at 8.60%) benchmarks.

What was the investment climate?

Since September 11, 2001, the investment climate has deteriorated for a number of reasons. The combination of terrorist activities, war in Afghanistan, potential war with Iraq, and rising oil prices, all frayed the nerves of investors. The corporate scandals associated with firms like Enron and WorldCom all but destroyed investor confidence. In addition, a weakening economy making the current environment for bond investors amongst the worst since the Great Depression. The markets were characterized by dropping corporate prices, tremendous risk-adverseness, and apathy. Market performance was further impacted by severe illiquidity, and a strong treasury market fed by the 'flight to quality."

What was your strategy?

Consistent with our strategy in the past, we invested a large percentage of the assets in corporate bonds. The Fund was plagued by severe price markdowns on several credits gone awry which accounted for all of the Fund's underperformance. We strategically restructured the Portfolio to emphasize a more defensive higher quality posture. We purchased a sizeable amount of insured paper "rated" AAA as well as short corporate money market paper with maturities less than 1 year. We have reduced our exposure to more risky, less liquid kinds of securities in order to minimize the impact of credit markdowns on our Portfolio. We have structured the Portfolio with a more defensive posture in security selection.

What is your outlook?

In the long term our outlook is mildly positive. We believe that the stock market is nearing a bottom and that corporate bond spreads (at all-time wides) are nearing an extremely oversold state. However, over a short period of time (less than 6 months) the markets could deteriorate until capital market investors show renewed confidence. For this reason, we will continue to be very defensive about our "core" holdings.

November 7, 2002

Bond Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	5.21%	5.18%
Class B	4.73%	4.26%
Class C	4.80%	4.24%
Class I	5.59%	5.83%
Lehman Aggregate Bond Index TR	8.45%	8.60%
Lipper Corporate Debt Funds A Rated Avg.	7.30%	6.77%

Maturity Schedule
Weighted Average
	9/30/02	9/30/01
	11 years	12 years

SEC Yields
30 days ended
	9/30/02	9/30/01
Class A	4.56%	5.34%
Class B	3.81%	4.53%
Class C	3.80%	4.31%
Class I	5.36%	5.56%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

TR represents total return.

Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	1.23%
Five year	5.92%
Ten year	6.17%
Since inception	7.77%
(8/24/87)

Bond Portfolio

Statistics

September 30, 2002

Average Annual Total Returns

Class B Shares
One year	0.26%
Since inception	5.32%
(4/1/98)

Class C Shares
One year	3.24%
Since inception	5.07%
(6/1/98)

Class I Shares
One year	5.83%
Since inception	9.03%
(3/31/00)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares.  The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.  Past performance is no guarantee of future results.

Dan Boone of Atlanta Capital Management

How did the Fund perform?

For the 12 months ended September 30, 2002, the Equity Fund's Class A shares returned -11.58% while the S&P 500 stock index returned -20.47% amid rumors of war, disclosures of corporate malfeasance, and disappointing profit growth. Within the Lipper Multi-Cap Core equity fund universe, the Fund ranked in the top 15% on a one-year basis. Since Atlanta Capital was appointed as subadvisor to the Fund, the Fund's "A" shares average annual return has exceeded the S&P 500 by 11.89%, and the Fund ranks in the top 5% of Lipper's MultiCap Core category.

What has been the investment climate?

It is clear we were premature in anticipating a better stock market in 2002.  The market was more like an across-the-board sale at a department store.  After the initial 30%-off sale, not many investors bought in, so stocks had to be marked down another 20%.  We believed a better economy would bring out the buyers, but investors were afraid to spend because there were some hard-to-detect fakes and seconds mixed in with the first quality goods.  Daily press reports about conflicts of interest, greed, and fraud made people reluctant to trust anyone.

What was your Strategy?

The Fund's favorable performance relative to the S&P 500 came from stock selection.  In eight out of 10 Standard and Poor's economic sectors, our selections outperformed.  Overall, selection added over nine percentage points to investment results, led by picks in health care, energy, industrials, and information technology.  In four sectors, we achieved absolute gains in prices, whereas every one of the 10 economic sectors in the S&P 500 declined on a total-return basis.  Our energy stocks were notable as they achieved a 20% gain after being weak the prior year.  Our sector weightings detracted slightly from results, primarily because we were premature in our increase in the technology sector.

Our best strategic move was in significantly overweighting the health care sector in the summer of 2001, where good selections added almost 3% to Portfolio results.  We were also favorably impacted by the mid-cap portion of the Portfolio, as mid and small-capitalization stocks declined by one half the amount experienced by large-cap stocks.  Growth stocks underperformed value stocks by 5 to 10 percentage points depending on capitalization.  Thus, our growth orientation did not positively impact relative performance.

As in the prior year, markets were very volatile and sector moves were substantial as investors seemed to chase groups on the basis of short-term momentum.  This environment aided our stock selection by allowing us to buy low and sell into strength.  This was especially evident during the last four months, when many high-quality growth stocks with few fundamental problems declined sharply and presented us with opportunities to build positions we plan to hold over the next several years.

Equity Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(24.60%)	(11.58%)
Class B	(24.93%)	(12.39%)
Class C	(24.93%)	(12.34%)
Class I	(24.41%)	(11.17%)
S&P 500 Index Mthly. Reinvested	(28.34%)	(20.47%)
Lipper Multi-Cap Core Funds Avg.	(26.58%)	(17.58%)

Ten Largest Stock Holdings

% of Net Assets
Avon Products, Inc.	3.3%
Questar Corp.	3.2%
EOG Resources, Inc.	3.0%
Pfizer, Inc.	3.0%
SBC Communications, Inc.	3.0%
Johnson & Johnson	2.9%
Schering-Plough Corp.	2.9%
Alltel Corp.	2.8%
Merck & Co., Inc.	2.6%
Wellpoint Health Networks, Inc.	2.6%
Total	29.3%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(15.77%)
Five year	1.59%
Ten year	6.75%
Since inception	7.00%
(8/24/87)

Class B Shares
One year	(16.74%)
Since inception	(0.26%)
(4/1/98)

Equity Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class C Shares
One year	(13.22%)
Five year	1.66%
Since inception	5.82%
(3/1/94)
Class I Shares
One year	(11.17%)
Since inception	(1.11%)
(11/1/99)
Asset Allocation
Stocks	97%
Notes	1%
Cash & Cash Equivalents	2%
100%

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Portfolio effective September 1998. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is your Outlook?

There are three reasons to be optimistic on stocks in the year ahead:

1.) The Economy

While the coming economic recovery will be one of the weakest in post-war history, it will be a recovery nonetheless.  Consumer incomes are increasing due to wage increases of about 3%, more hours are being worked, and employment levels are rising modestly.  With inflation in check at about 1%, real consumer incomes should increase over 2% annually over the next few years.  Near term, consumer-spending power is being significantly enhanced through record levels of mortgage refinancing and the planned tax reductions.  Since consumer spending did not drop off much during last year's recession and consumer debt ratios were not reduced, we do not expect to see a recovery led by pent-up demand for housing and autos. Nor do we expect consumer spending to fall off significantly.

Those sectors most impacted by the recession -- most notably information technology -- should rebound and grow the fastest over the next two to three years. So far the recovery has been disappointing and painfully slow, but inventories have been significantly reduced during the past 12 months, and we will get a future boost to economic activity when inventories return to normal levels.  Already profits have rebounded from the lows reached a year ago as corporations have adjusted costs down to match reduced sales expectations.  Ultimately, we believe corporations must increase budgets for information technology spending, as this is the best source of productivity gains, which will allow them to remain competitive.  If and when the Iraq issue is resolved, a major uncertainty weighing on both business and consumer confidence will be lifted.

Equity Portfolio Statistics

September 30, 2002

Portfolio Characteristics

	CSIF	S&P
	Equity	500
	Portfolio	Index
Number of Stocks	51	500
Median Market Capitalization ($bil)	10.68	38.89
(by portfolio weight)
Price/Earnings Ratio	23.05	24.71
Earnings Per Share Growth	13.63%	10.53%
Yield	1.20%	1.94%
(return on capital investment)

Source: Vestek

Volatility Measures*

Versus
S&P 500
Index
Beta1	0.94
R-Squared2	91.60%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the index for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

2.) Valuation Levels

We are at or below long-term historical averages despite a much better inflation and interest rate environment, which should support valuations above average.  After several years of being above the 75-year trend, prices are now below the trend.  This suggests that stocks are being priced to return more than the long-term average of 11% for the rest of the decade.

3.) Market Bottoms

Most of the classic conditions that have marked the bottom of major bear markets in the past are evident.  Prior leaders, such as small stocks and value stocks, have joined the decline.  Foreign investors are selling, and individual investors are redeeming equity mutual funds and buying bond funds.  These investor groups have been wrong at bottoms in the past.  The financial stocks have been under severe pressure from bad Latin American and telecommunication loans.  The headline news is as bleak and negative as imaginable.

While there may still be declines ahead, we are very near a turning point in the market, and one that will bring with it solid returns on the order of 10% to 15% for the next several years.  Based on history, we should expect even more of a rebound as the bear market of 2000-2002 has now surpassed the 1973-1974 market decline in length (30 months for the current bear market versus 21 months for the former bear market) and depth (-49% for the current bear market versus -45.2% for the former bear market).  Following large declines, there are generally large gains.  (The S&P 500 was up 37% in 1975 and 24% in 1976.).

We recommend investors rebalance portfolios to restore the proportion invested in stocks to their long-term allocation. Most investors should be buying stocks at these depressed levels and selling bonds in balanced accounts. We see a diversified group of high-quality, socially responsible companies with the potential to grow earnings in almost any economic environment.  Valuations on these securities are the cheapest in the last five years.

We appreciate your investment in the Fund. We believe we are positioned to make good returns over the next few years and will continue to work hard on your behalf.

November 7, 2002

Doug Holmes of SSgA Funds Management

How did the Fund perform?

For the 12 months ended September 30, 2002, the CSIF Enhanced Equity Portfolio's Class A Shares returned -16.37%, outperforming its benchmark, the Russell 1000 Index, by 3.14%.

What was the investment climate?

By any measure it has been a difficult twelve months, during which time several factors have brought about market declines.  Investors still live with the geopolitical risks stemming from the attacks on September 11, 2001.  Uncertainty surrounding the war on terrorism has buffeted stock prices throughout the period, and unethical behavior by corporate executives -- including fraudulent accounting techniques and exorbitant compensation schemes -- has rattled investor confidence.  Against this backdrop, the market struggled, pricing in these risks along with the risk of economic weakness.  For the past twelve months, the Russell 1000 Index fell 19.51% while value stocks and small stocks continued to lead the market.  For example, the Russell 1000 Value Index outpaced the Russell 1000 Growth Index by over 5%, while the small-cap Russell 2000 Index led the Russell 1000 Index by over 10% during this time period.

Negative factors notwithstanding, the Fund was able to add value over the benchmark primarily through stock selection.  All three major components of the stock selection model added value over the past year (Growth, Value, and Sentiment).  The Value component guided the Fund into positive cash-flow-generating stocks, which proved particularly effective during a year where non-cash earnings were viewed skeptically by market participants. The Fund got an added boost from some of the stock screens during the year. It paid to be a socially responsible investor as investors realized the consequences of poor corporate governance practices.

Enhanced Equity

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	ended
	9/30/02	9/30/02
Class A	(25.73%)	(16.37%)
Class B	(26.14%)	(17.33%)
Class C	(26.17%)	(17.28%)
Russell 1000 Index	(28.09%)	(19.51%)
Lipper Large-Cap Core Funds Avg.	(27.94%)	(20.41%)

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Asset Allocation

Stocks	99%
Cash & Cash Equivalents	1%
Total	100%

Enhanced Equity

Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(20.34%)
Since inception	(5.25%)
(4/15/98)

Class B Shares
One year	(21.46%)
Since inception	(5.73%)
(4/15/98)

Class C Shares
One year	(18.16%)
Since inception	(4.67%)
(6/1/98)

Class I Shares*

*Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

What was your Strategy?

Sector selection was flat over the past year.  The Fund was helped by carrying a slight overweight to Industrials, and benefited from a 3% rise in this sector.  Unfortunately, this was offset by being  underweight in Consumer Non-Cyclicals -- a sector which fell only 2% during the year and outpaced the market by over 17%.  The Fund made no tactical sector shifts during the year.  In general, the strategy tries to maintain a fair degree of sector and industry neutrality, concentrating on adding value via pure stock selection.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and B shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

The Fund's positive performance was almost completely driven by strong stock selection, benefiting from positive stock selection within the Energy, Financial, and Healthcare sectors.  For example, the Fund carried a strong weight to EOG Resources (due to the company's strong cash-flow generation) and this stock rose over 25% during the past twelve months. The fact that the Fund's screens prevented investment in certain companies further helped performance. The Fund also received a strong boost by over-weighting Wellpoint, a managed care concern.  Wellpoint's ability to churn out positive cash flow and positive profits during a profitless year drove the stock up roughly 34%. In addition, the Fund carried a slight underweight to El Paso Corp., which fell over 79% over the past year.  Within Finance, the strategy benefited from the exclusion of GE.  GE declined 33%, as the company's large and confusing financial statements did not sit well with investors who were seeking clarity and transparency.  Within Healthcare, the strategy's inability to own Bristol Myers proved to be a blessing, as the stock fell over 56%.

Overall, stock selection within the Energy, Financial, and Healthcare sectors added roughly 3% to the Portfolio's return.  The Fund also drew on healthy selection within the Industrial, Utility, and Commercial Service sectors.  Negative stock selection within Consumer Cyclicals offset some of the otherwise strong stock selection.

What is your Outlook?

The market is concerned over the prospect of war against Iraq. The direction this war takes and the toll it inflicts can only be guessed at, but this pervasive atmosphere of uncertainty is likely to keep the equity market in check for the near future.  If war is averted or goes well from a U.S. standpoint, the market is poised to rally.

Accounting concerns seem to have momentarily faded from the front pages of the news.  Nonetheless, CEO compensation is now under the microscope after lavish retirement pay packages from some household names were made public.  These exorbitant packages and other issues concerning corporate governance will also weigh on investors' minds in the coming months.

Overall, the Enhanced Equity strategy will refrain from making macro-style bets.  Predicting the economy and the future direction of the market are not factors in the Fund's investment profile.  The Fund attempts to minimize any beta, style, or size bias versus the benchmark, while tilting the Portfolio to the stocks that it favors. For the coming year, the Fund will continue to favor attractively priced stocks with positive growth potential that trade with favorable market sentiment.  We believe that is the formula for adding value over time.

November 7, 2002

Enhanced Equity

Portfolio Statistics

September 30, 2002

Ten Largest Stock Holdings

% of Net Assets
Johnson & Johnson	3.6%
Pfizer, Inc.	3.6%
Microsoft Corp.	3.4%
American Int'l Group, Inc.	2.9%
Bank of America Corp.	2.8%
Merck & Co., Inc.	2.5%
Fannie Mae	1.9%
SBC Communications, Inc.	1.8%
International Business Machines Corp.	1.7%
Intel Corp.	1.6%
Total	25.8%

Enhanced Equity

Portfolio Statistics

September 30, 2002

Portfolio Characteristics

	CSIF	Russell
	Enhanced Equity	1000
	Portfolio	Index
Number of Stocks	182	994
Median Market Capitalization ($bil)	28.09	31.31
(by portfolio weight)
Price/Earnings Ratio	22.91	24.94
Earnings Per Share Growth	11.06%	10.86%
Yield	1.75%	1.97%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus
	Russell	Versus
	1000	S&P 500
	Index	Index
Beta1	0.95	0.97
R-Squared2	98.24%	97.70%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the three years ended September 30, 2002.

Source: Zephyr's Style Advisor

Bob Turner of Turner Investment Partners

How did the Fund perform?

For the twelve months ended September 30, 2002, the Calvert Social Investment Fund Technology Portfolio's Class A Shares returned --37.95%, underperforming its benchmark, the Pacific Stock Exchange Technology 100 Index's return of --25.42%.

What was the economic climate?

The stock market suffered from persistent weakness.  A promising rally during the fourth quarter of 2001 was followed by even greater declines during 2002.  During this time the Fund's investments were focused exclusively in the most growth-oriented technology related stocks.

The stock market has revisited the lows reached in September of 2001.   Several factors have caused investor sentiment to remain broadly negative for much of the past 12 months.  Among the issues testing investor confidence were disclosures of accounting improprieties and outright corporate fraud, continued doubts about the objectivity of Wall Street analysts, uncertainty surrounding terrorism threats, conflict in the Middle East, and possible war in Iraq.

In addition, the market was under considerable pressure due to concerns about corporate profits and the slumping economy. These conditions worsened during the third quarter of 2002 as broad weakness in stocks drove the Dow Jones Index to its worst quarterly performance result since 1987.  While widespread investor uncertainty concerning the economic outlook and corporate profits had a negative impact on stock investing in general, growth-oriented technology companies were hit particularly hard.

Technology

Portfolio Statistics

September 30, 2002

Investment Performance

	6 Months	12 Months
	ended	Ended
	9/30/02	9/30/02
Class A	(53.55%)	(37.95%)
Class B	(53.89%)	(38.60%)
Class C	(53.88%)	(38.66%)
Class I	(53.51%)	(37.66%)
PSE 100 Technology Index	(43.71%)	(25.42%)
Lipper Science and Technology Funds Avg.	(47.04%)	(34.13%)

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

Source: Lipper Analytical Services, Inc.

Ten Largest Stock Holdings

% of Net Assets
eBay, Inc.	5.5%
Nokia OYJ (ADR)	5.1%
Microsoft Corp.	5.1%
Electronic Arts, Inc.	4.8%
Dell Computer Corp.	4.6%
EMC Corp.	4.4%
Intuit, Inc.	4.1%
Symantec Corp.	4.0%
Cisco Systems, Inc.	3.7%
IDEC Pharmaceuticals Corp.	3.6%
Total	44.9%

Asset Allocation

Stocks	100%
Cash & Cash Equivalents	--
Total	100%

Technology

Portfolio Statistics

September 30, 2002

Average Annual Total Returns

Class A Shares
One year	(40.83%)
Since inception	(62.34%)
(10/31/00)

Class B Shares
One year	(41.67%)
Since inception	(62.60%)
(10/31/00)

Class C Shares
One year	(39.27%)
Since inception	(61.71%)
(10/31/00)

Class I Shares
One year	(37.66%)
Since inception	(61.12%)
(10/31/00)

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. Past performance is no guarantee of future results.

What was your Strategy?

Holdings in the semiconductor, electronic production equipment, and computer peripherals industries accounted for much of the Fund's disappointing performance -- including semiconductor stocks PMC Sierra and GlobespanVirata; equipment companies Celestica and Amkor Technologies; and peripherals company EMC Corporation.  Our holdings in those three industries accounted for greater than 30% of the Portfolio's weighting on average, and all three industries suffered losses.  Why the heavy weighting? Because companies in the semiconductor and related industries typically perform well in advance of improvements in the economy due to early increases in demand. However, the demand environment did not improve as we had hoped and the sluggish economic rebound set the stage for further earnings concerns.

Bright spots in the Portfolio included our holdings in several Internet companies, including Amazon.com and eBay.  Both companies produced good results and remained well positioned as market leaders as many other Internet companies went out of business.  In addition, our holdings in Dell Computer helped to boost results.   Those three positions had an average weighting of nearly 7% of the Portfolio over the course of the past 12 months.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is your Outlook?

Market conditions during the last 12 months have been poor and have been compounded by political uncertainty surrounding possible US and world reaction to terrorist threats.  Yet there are many high quality technology companies with solid fundamentals that remain well positioned to deliver strong results over the long term.  The technology sector continues to be a very important part of the global economy.  We remain focused on identifying technology stocks that we believe have the strongest earnings potential and the most favorable fundamentals.  While the past year has been particularly difficult for equities in general, we are hopeful that the environment for earnings oriented stocks may improve over the next several quarters as it becomes more evident that corporate earnings are strengthening.

November 7, 2002

Technology

Portfolio Statistics

September 30, 2002

Portfolio Characteristics

	CSIF	PSE 100
	Technology	Technology
	Portfolio	index
Number of Stocks	33	100
Median Market Capitalization ($bil)	6.06	6.60
(by portfolio weight)
Price/Earnings Ratio	(65.58)	133.43
Earnings Per Share Growth	36.77%	11.77%
Yield	0.12%	0.38%
(return on capital investment)

Source: Vestek

Volatility Measures*

	Versus	Versus
	PSE 100	S&P 500
	Index	Index
Beta1	1.47	2.72
R-Squared2	92.40%	75.40%

1	Measure of volatility compared to the index indicated (beta of 1). The higher the beta, the higher the risk and potential reward compared to the index.
2

Measures the degree to which changes in the value of the Fund are explained by changes in the value of the index. 0% indicates no relationship while 100% indicates all such variance in the Fund relates to variance in the index.

*Based on monthly returns for the Fund and the indexes for the period from Fund's inception (10/31/00) through September 30, 2002.

Source: Zephyr's Style Advisor

Independent Auditors' Report

To the Board of Trustees and Shareholders of Calvert Social Investment Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Calvert Social Investment Fund comprising the Money Market, Balanced, Bond, Equity, Enhanced Equity and Technology Portfolios (the "Funds"), as of September 30, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial statements and financial highlights for the periods presented through September 30, 2001 of the Fund were audited by other auditors, whose report dated November 16, 2001 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Calvert Social Investment Fund as of September 30, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Philadelphia, Pennsylvania

November 15, 2002

MONEY MARKET PORTFOLIO

Schedule Of Investments

September 30, 2002

U.S. Government Agency	Principal
Obligations - 18.5%	Amount	Value
Federal Farm Credit Bank Discount Note, 2.56%, 3/12/03	$2,500,000	$ 2,471,200
FHLB:
5.00%, 2/14/03	1,000,000	1,009,691
2.50%, 4/24/03	3,000,000	2,999,360
2.55%, 4/25/03	2,500,000	2,500,000
4.50%, 7/7/03	5,000,000	5,075,210
2.235%, 7/25/03	4,500,000	4,500,000
2.305%, 7/30/03	1,000,000	1,000,000
2.15%, 8/13/03	5,000,000	4,999,134
2.00%, 9/12/03	5,000,000	5,000,000
FHLB Discount Notes, 2.31%, 10/4/02	5,000,000	4,999,038
Federal Home Loan Mortgage Discount Notes, 2.05%, 11/7/02	1,000,000	997,893
Total U.S. Government Agency Obligations (Cost $35,551,526)		35,551,526

Depository Receipts for U.S. Government
Guaranteed Loans - 3.0%
Colson Services Corporation Loan Sets:
3.625%, 9/9/06 B v	90,723	90,722
3.343%, 4/26/09 B v	2,099	2,093
3.593%, 7/26/10 B v	136,941	137,019
3.50%, 1/22/11 B v	433,620	433,619
3.75%, 3/23/12 B v	167,413	168,022
3.625%, 5/29/12 B v	946,839	946,838
3.50%, 8/10/12 B v	2,844,613	2,864,334
3.50%, 9/2/12 B v	1,184,160	1,190,773

Total Depository Receipts for U.S. Government
Guaranteed Loans (Cost $5,833,420)		5,833,420

Variable Rate Loans Guaranteed by
Agencies of the U.S. Government - 0.9%
Loan pools:
2.50%, 3/1/07	394,145	394,144
3.25%, 8/15/12	1,385,935	1,385,933

Total Variable Rate Loans Guaranteed by
Agencies of the U.S. Government (Cost $1,780,077)		1,780,077

	Principal
Certificates of Deposit - 0.6%	Amount	Value
Bank of Cherokee County, 2.00%, 4/21/03 m	$100,000	$100,000
Broadway Federal Savings & Loan, 2.30%, 9/14/03 m	100,000	100,000
Community Bank of the Bay, 2.57%, 10/7/02 m	100,000	100,000
Community Capital Bank, 1.95%, 1/20/03 m	100,000	100,000
Elk Horn Bank & Trust, 2.55%, 12/18/02 m	100,000	100,000
Family Savings Bank, 2.10%, 8/20/03 m	100,000	100,000
Fleet National Bank, 1.55%, 4/24/03 m	100,000	100,000
Founders National Bank, 1.50%, 6/10/03 m	100,000	100,000
Seaway National Bank, 2.00%, 1/27/03 m	100,000	100,000
Self Help Credit Union, 2.34%, 7/15/03 m	100,000	100,000
ShoreBank & Trust Co., 2.20%, 12/18/02 m	100,000	100,000
South Shore Bank, 2.30%, 11/1/02 m	100,000	100,000
Total Certificates of Deposit (Cost $1,200,000)		1,200,000

Commercial Paper - 4.1%
KFW International Finance Inc., 1.67%, 10/31/02	1,500,000	1,497,913
Northwestern University, 1.68%, 11/26/02	1,500,000	1,496,080
Pfizer Inc, 1.70%, 10/01/02	3,500,000	3,500,000
Prudential PLC, 1.71%, 11/14/02	1,500,000	1,496,865

Total Commercial Paper (Cost $7,990,858)		7,990,858

Municipal Obligations - 1.7%
Mississippi State GO Notes, 2.85%, 3/14/03	1,800,000	1,800,324
Maine State GO Notes, 2.50%, 6/26/03	1,500,000	1,504,125

Total Municipal Obligations (Cost $3,304,449)		3,304,449

Taxable Variable Rate Demand Notes - 71.9%
Alabama State IDA, 1.85%, 12/1/19, LOC: Bank of America	5,000,000	5,000,000
Alabama State Incentives Financing Authority, 1.85%, 10/1/29,
BPA: SouthTrust Bank, Alabama, AMBAC Insured	4,005,000	4,005,000
Alaska Housing Finance Corp., 1.88%, 12/1/32,
TOA: Alaska Housing Finance Corp., MBIA Insured	5,980,000	5,980,000
American Healthcare Funding LLC:
1.95%, 5/1/27, LOC: Lasalle Bank	1,675,000	1,675,000
1.95%, 3/1/29, LOC: Lasalle Bank	3,650,000	3,650,000
Butler County Alabama IDA Revenue, 1.85%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB	1,460,000	1,460,000
California Pollution Control Financing Authority IDA Revenue,
2.05%, 9/1/05, LOC: Wells Fargo Bank, NA	55,000	55,000
California Statewide Communities Development Authority Special
Tax Revenue, 1.90%, 3/15/34, LOC: FNMA	3,150,000	3,150,000
Columbus, Georgia Development Authority Revenue,
2.00%, 12/1/19, LOC: Bank of Nova Scotia	5,500,000	5,500,000
Connecticut State Housing Finance Authority, 1.80%, 11/15/16,
BPA: Landesbank Hessen Thuerinzen and Toronto Dominion,
AMBAC Insured	7,374,000	7,374,000

Cotswold Village Associates, LLC, 1.85%, 6/1/31,
LOC: Columbus Bank & Trust	$5,365,000	$5,365,000
Dade County Expressway Authority Toll System Revenue,
1.80%, 7/1/19, BPA: FGIC SPI, FGIC Insured	1,255,000	1,255,000
Los Angeles County Community Redevelopment Agency,
1.90%, 12/01/34, LOC: FNMA	2,412,500	2,412,500
Los Angeles County MFH Revenue, 1.90%, 12/15/34, LOC: FNMA	3,200,000	3,200,000
Main & Walton Development Co., LLC, 1.90%, 9/1/26,
LOC: Waypoint Bank, C/LOC: FHLB	6,035,000	6,035,000
Maricopa County Arizona IDA, 2.05%, 2/1/29, LOC: BNP Paribas	1,745,000	1,745,000
Meriter Hospital, Inc., Revenue Bond, 2.00%, 12/1/16,
LOC: U.S. Bank, NA	5,450,000	5,450,000
Meyer Cookware Industries, 1.95%, 5/1/27, LOC: BNP Paribas	3,815,000	3,815,000
Montgomery County Cancer Center LLC, 1.85%, 10/1/12,
LOC: SouthTrust Bank, Alabama	110,000	110,000
Montgomery County New York IDA Revenue, 1.87%, 5/1/25,
LOC: FHLB	3,445,000	3,445,000
Nevada Housing MFH Revenue, 1.86%, 4/15/35,
LOC: FNMA	1,985,000	1,985,000
New Jersey Health Care Facilities Financing Authorities Revenue,
1.82%, 7/1/30, LOC: Fleet National Bank	5,720,000	5,720,000
New York City Housing Development Corp. MFH Revenue:
1.80%, 11/15/28, CA: FNMA	2,200,000	2,200,000
1.80%, 4/15/29, LOC: FNMA	1,695,000	1,695,000
1.80%, 11/15/31, LOC: FNMA	3,500,000	3,500,000
1.80%, 8/15/32, LOC: FNMA	2,700,000	2,700,000
New York City Transitional Finance Authority, 1.85%, 5/1/30,
BPA: Westdeutsche Landesbank	5,000,000	5,000,000
Osprey Properties Ltd. Partnership, 1.90%, 6/1/27,
LOC: Wells Fargo Bank, NA	2,400,000	2,400,000
Portage Indiana Economic Development Revenue, 1.96%, 3/1/20,
LOC: FHLB	3,315,000	3,315,000
Post Apartment Homes LP Revenue, 1.81%, 7/15/29, CA: FNMA	4,100,000	4,100,000
Racetrac Capital, LLC, 1.86%, 9/1/20, LOC: Regions Bank	4,000,000	4,000,000
Richmond Virginia Redevelopment & Housing Authority,
1.90%, 12/1/25, LOC: Wachovia Bank NA	2,310,000	2,310,000
San Joaquin Mariners Association LP, 1.95%, 7/1/29,
LOC: Credit Suisse First Boston	1,400,000	1,400,000
Scottsboro Alabama Industrial Development Board Revenue Bond,
1.85%, 10/1/10, LOC: SouthTrust Bank, Alabama	1,130,000	1,130,000
South Central Communications Corp., 1.85%, 6/1/13,
LOC: Fifth Third Bank	3,770,000	3,770,000
Southeast Alabama Gas Distribution Revenue, 1.85%, 6/1/25,
BPA: AMSouth Bank, AMBAC Insured	650,000	650,000
Southern Indiana Investments Company Two LLC,
1.85%, 10/15/26, LOC: Old National Bank, C/LOC: FHLB	3,100,000	3,100,000
St. Joseph County, Indiana Economic Development Revenue,
2.01%, 6/1/27, LOC: FHLB	720,000	720,000
St. Paul Minnesota Housing & Redevelopment Authority:
1.95%, 6/1/15, LOC: Dexia Credit Local	1,700,000	1,700,000
1.95%, 3/1/18, LOC: Dexia Credit Local	1,735,000	1,735,000
St. Paul Minnesota Port Authority Revenue, 1.95%, 3/1/21,
LOC: Dexia Credit Local	$1,900,000	$1,900,000
Suffolk County New York IDA, 1.83%, 12/15/07,
LOC: JP Morgan Chase Bank	2,635,000	2,635,000
Washington State Nonprofit Housing Finance Commission Revenue:
2.00%, 1/1/30, LOC: Wells Fargo Bank, NA	3,100,000	3,100,000
1.90%, 6/15/32, CF: FNMA	2,250,000	2,250,000
1.90%, 7/15/32, CF: FNMA	1,600,000	1,600,000
1.90%, 5/15/35, LOC: FNMA	3,160,000	3,160,000

Total Taxable Variable Rate Demand Notes (Cost $138,456,500)		138,456,500

TOTAL INVESTMENTS (Cost $194,116,830) - 100.7%	194,116,830
Other assets and liabilities, net (0.7%)	(1,436,698)
Net Assets - 100%	$192,680,132

See notes to schedules of investments and notes to financial statements.

BALANCED PORTFOLIO

Schedule Of Investments

September 30, 2002

Equity Securities - 54.7%	Shares	Value
Air Freight - 0.1%
FedEx Corp.	9,300	$465,651
United Parcel Service, Inc.	4,100	256,373
		722,024

Airlines - 0.1%
Continental Airlines, Inc.*	10,000	53,900
Southwest Airlines Co.	37,000	483,220
		537,120

Auto Parts & Equipment - 0.0%
Genuine Parts Co.	7,600	232,864

Banks - Major Regional - 3.1%
AmSouth BanCorp.	68,100	1,412,394
Bank of New York Co., Inc.	3,900	112,086
Bank One Corp.	33,900	1,267,860
Comerica, Inc.	6,400	308,608
Fifth Third Bancorp.	47,000	2,877,810
FleetBoston Financial Corp.	43,600	886,388
Keycorp.	54,300	1,355,871
National City Corp.	26,800	764,604
PNC Financial Services Group, Inc.	11,500	484,955
SunTrust Banks, Inc.	800	49,184
US Bancorp	120,900	2,246,322
Wells Fargo & Co.	88,300	4,252,528
		16,018,610

Banks - Money Center - 1.2%
Bank of America Corp.	63,700	4,064,060
Wachovia Corp.	68,200	2,229,458
		6,293,518

Banks - Regional - 0.3%
Greater Bay Bancorp	82,400	1,498,856

Biotechnology - 0.9%
Allos Therapeutics, Inc. *	171,271	1,452,378
Amgen, Inc.*	50,900	2,122,530
Calypte Biomedical Corp. Series E*	100,000	8,800
Chiron Corp.*	2,700	94,338
MedImmune, Inc.*	39,855	831,765
		4,509,811

Broadcast - Television, Radio, & Cable - 0.4%
Comcast Corp.*	49,500	1,032,570
COX Communications, Inc.*	25,500	627,045
USA Interactive*	16,500	319,770
		1,979,385

Building Materials - 0.1%
Masco Corp.	38,900	$760,495

Chemicals - 0.3%
Praxair, Inc.	26,300	1,344,193

Communications Equipment - 0.2%
Lucent Technologies, Inc.	61,600	46,816
Qualcomm, Inc.*	17,900	494,398
Scientific-Atlanta, Inc.	13,100	163,881
Tellabs, Inc.*	21,500	87,505
		792,600

Computers - Hardware - 1.4%
Dell Computer Corp.*	62,700	1,474,077
Hewlett-Packard Co.	84,863	990,351
International Business Machines Corp.	77,800	4,542,742
McData Corp.*	1	6
Sun Microsystems, Inc.*	71,600	185,444
		7,192,620

Computers - Networking - 1.0%
Cisco Systems, Inc.*	481,246	5,043,458

Computers - Peripherals - 0.1%
EMC Corp.*	105,780	483,415

Computers - Software & Services - 3.1%
Ariba, Inc.*	494	662
Computer Associates International, Inc.	10,900	104,640
Compuware Corp.*	21,000	64,050
Electronic Arts, Inc.*	2,100	138,516
Intuit, Inc.*	60,700	2,763,671
Microsoft Corp.*	252,500	11,044,350
Oracle Corp.*	220,800	1,735,488
		15,851,377

Consumer Finance - 0.3%
Capital One Financial Corp.	8,900	310,788
MBNA Corp.	54,100	994,358
Providian Financial Corp.	82,700	405,230
		1,710,376

Distributors - Food & Health - 2.6%
AmerisourceBergen Corp.	49,275	3,519,220
Cardinal Health, Inc.	62,800	3,906,160
McKesson Corp.	13,200	373,956
Supervalu, Inc.	19,600	316,540
Sysco Corp.	184,900	5,249,311
		13,365,187

Electric Companies - 0.2%
Cleco Corp.	3,000	$40,410
Mirant Corp.*	46,700	103,207
OGE Energy Corp.	3,600	60,732
Puget Energy, Inc.	41,600	849,056
		1,053,405

Electrical Equipment - 0.6%
Celestica, Inc.*	89,200	1,168,520
Flextronics International, Ltd.*	173,200	1,207,550
Hubbell, Inc.	6,800	197,676
Molex, Inc.	20,800	489,216
		3,062,962

Electronics - Component Distribution - 0.1%
W.W. Grainger, Inc.	10,200	434,010

Electronics - Instrument - 0.1%
Agilent Technologies, Inc.*	25,600	334,336

Electronics - Semiconductors - 0.8%
Intel Corp.	243,300	3,379,437
Micron Technology, Inc.*	14,300	176,891
Texas Instruments, Inc.	51,800	765,086
		4,321,414

Entertainment - 0.2%
AOL Time Warner, Inc.*	94,400	1,104,480

Equipment - Semiconductors - 0.3%
Applied Materials, Inc.*	102,725	1,186,474
KLA-Tencor Corp.*	4,000	111,760
		1,298,234

Financial - Diversified - 3.1%
AMBAC Financial Group, Inc.	9,700	522,733
American Express Co.	164,500	5,129,110
Equity Office Properties Trust	42,400	1,094,768
Fannie Mae	47,700	2,840,058
Freddie Mac	33,100	1,850,290
Goldman Sachs Group, Inc.	24,100	1,591,323
J.P. Morgan Chase & Co.	49,200	934,308
SLM Corp.	19,700	1,834,858
		15,797,448

Foods - 0.6%
General Mills, Inc.	21,600	959,472
H.J. Heinz Co.	15,200	507,224
Hershey Foods Corp.	7,200	446,760
Kellogg Co.	25,000	831,250
William Wrigley Jr. Co.	3,300	163,317
		2,908,023

Footwear - 0.1%
Reebok International, Ltd.*	11,500	$288,075

Gaming, Lottery & Parimutuel - 0.0%
Vail Resorts, Inc.*	9,000	127,440

Hardware & Tools - 0.1%
Black & Decker Corp.	17,000	712,810

Healthcare - Diversified - 1.9%
Johnson & Johnson	180,800	9,777,664

Healthcare - Drug - Generic, Other - 0.1%
Barr Laboratories, Inc.*	6,600	411,114

Healthcare - Drug - Major Pharmaceutical - 3.1%
Forest Laboratories, Inc.*	6,800	557,668
Merck & Co., Inc.	80,100	3,661,371
Pfizer, Inc.	394,300	11,442,586
		15,661,625

Healthcare - Hospital Management - 0.7%
Health Management Associates, Inc.*	181,300	3,665,886

Healthcare - Managed Care - 0.6%
Anthem, Inc.*	7,100	461,500
Cigna Corp.	8,100	573,075
Oxford Health Plans*	16,900	658,086
WellPoint Health Networks, Inc.*	17,800	1,304,740
		2,997,401

Healthcare - Medical Products & Supplies - 2.6%
Becton Dickinson & Co.	25,000	710,000
Biomet, Inc.	70,800	1,885,404
Boston Scientific Corp.*	16,600	523,896
Guidant Corp.*	65,116	2,103,898
Medtronic, Inc.	46,600	1,962,792
St. Jude Medical, Inc.*	28,200	1,006,740
Stryker Corp.	53,800	3,098,880
Zimmer Holdings, Inc.*	60,242	2,309,678
		13,601,288

Healthcare - Special Services - 0.6%
DaVita, Inc.*	2,800	66,080
Healthsouth Corp.*	13,400	55,610
Quest Diagnostics, Inc.*	41,600	2,559,648
Quintiles Transnational Corp.*	34,000	323,340
		3,004,678

Homebuilding - 0.1%
NVR, Inc.*	1,300	389,779

Household Furnishing & Appliances - 0.2%
Maytag Corp.	10,600	$245,708
Whirlpool Corp.	18,600	852,996
		1,098,704

Household Products - Non-Durable - 1.2%
Colgate-Palmolive Co.	74,600	4,024,670
Kimberly-Clark Corp.	33,400	1,891,776
		5,916,446

Housewares - 0.1%
Newell Rubbermaid, Inc.	18,200	561,834

Insurance - Life & Health - 0.4%
Aflac, Inc.	32,900	1,009,701
Jefferson-Pilot Corp.	10,600	425,060
Lincoln National Corp.	16,200	494,910
Nationwide Financial Services, Inc.	5,200	138,840
		2,068,511

Insurance - Multi-Line - 1.8%
American International Group, Inc.	161,800	8,850,460
Hartford Financial Services, Inc.	5,500	225,500
		9,075,960

Insurance - Property & Casualty - 0.1%
Progressive Corp.	11,400	577,182

Insurance Brokers - 0.0%
Marsh & McLennan Co.'s	5,900	245,676

Investment Banking / Brokerage - 0.6%
Charles Schwab Corp.	216,000	1,879,200
Legg Mason, Inc.	32,500	1,383,200
		3,262,400

Investment Management - 0.5%
Franklin Resources, Inc.	6,400	199,040
Instinet Group, Inc.	40,600	125,860
T. Rowe Price Group, Inc.	94,500	2,358,720
		2,683,620

Leisure Time - Products - 0.8%
Harley-Davidson, Inc.	91,700	4,259,465

Machinery - Diversified - 0.4%
Deere & Co.	32,700	1,486,215
Dover Corp.	22,100	560,898
WorldWater Corp.#*T	140,000	8,820
		2,055,933

Manufacturing - Diversified - 1.8%
Danaher Corp.	42,200	$2,399,070
Illinois Tool Works, Inc.	94,900	5,535,517
Parker Hannifin Corp.	17,400	664,854
Pentair, Inc.	14,000	520,380
		9,119,821

Manufacturing - Specialized - 0.6%
Avery Dennison Corp.	20,700	1,179,486
Evergreen Solar, Inc.*	118,767	98,576
Evergreen Solar, Inc. (warrants) #*T	14,221	9,443
Jabil Circuit, Inc.*	95,100	1,405,578
Sealed Air Corp.*	13,100	221,259
		2,914,342

Natural Gas - 0.7%
Equitable Resources, Inc.	29,200	1,008,860
KeySpan Corp.	18,200	609,700
Kinder Morgan, Inc.	28,400	1,006,780
MDU Resources Group, Inc.	38,600	881,238
		3,506,578

Oil & Gas - Drilling & Equipment - 0.3%
Patterson-UTI Energy, Inc.*	22,800	581,628
Smith International, Inc.*	39,000	1,143,090
		1,724,718

Oil & Gas - Exploration & Production - 0.6%
EOG Resources, Inc.	52,500	1,887,900
Pioneer Natural Resources Co.*	24,600	596,550
XTO Energy, Inc.	21,200	436,932
		2,921,382

Oil & Gas - Refining & Marketing - 0.0%
Pennzoil - Quaker State Co.	9,700	213,109

Paper & Forest Products - 0.3%
Seventh Generation, Inc.*	174,195	313,551
Weyerhaeuser Co.	24,200	1,059,234
		1,372,785

Personal Care - 0.3%
Avon Products, Inc.	9,700	447,170
Gillette Co.	29,700	879,120
		1,326,290

Photography / Imaging - 0.3%
Eastman Kodak Co.	59,000	1,607,160
Xerox Corp.*	27,000	133,650
		1,740,810

Power Producers - Independents - 0.0%
AES Corp.*	28,000	70,280
Calpine Corp.*	21,200	52,364
		122,644

Publishing - 0.1%
McGraw-Hill Co.'s, Inc.	11,400	$697,908
VCampus Corp. *	2,508	5,643
		703,551

Publishing - Newspapers - 0.2%
Belo Corp.	3,900	85,332
Dow Jones & Co., Inc.	7,000	268,870
Lee Enterprises, Inc.	14,000	460,040
New York Times Co.	5,900	268,155
		1,082,397

Restaurants - 0.5%
Darden Restaurants, Inc.	41,350	1,002,324
Starbucks Corp.*	85,000	1,760,350
		2,762,674

Retail - Building Supplies - 2.1%
Fastenal Co.	35,700	1,127,406
Home Depot, Inc.	200,250	5,226,525
Lowe's Co.'s, Inc.	101,400	4,197,960
		10,551,891

Retail - Computers & Electronics - 0.3%
Best Buy Co., Inc.*	64,025	1,428,398
CDW Computer Centers, Inc.*	1,300	55,068
		1,483,466

Retail - Department Stores - 1.2%
J.C. Penney Co., Inc.	34,900	555,608
Kohls Corp.*	92,200	5,606,682
		6,162,290

Retail - Discounters - 0.3%
Dollar General Corp.	7,100	95,282
Family Dollar Stores, Inc.	62,300	1,674,624
		1,769,906

Retail - Drug Stores - 1.1%
CVS Corp.	15,700	397,995
Walgreen Co.	167,403	5,149,316
		5,547,311

Retail - Food Chains - 0.0%
Whole Foods Market, Inc.*	1,700	72,828

Retail - General Merchandise - 0.4%
Costco Wholesale Corp.*	10,200	330,174
Target Corp.	60,700	1,791,864
		2,122,038

Retail - Home Shopping - 0.0%
Gaiam, Inc.*	12,500	143,375

Retail - Specialty - 0.4%
Bed Bath & Beyond, Inc.*	62,100	$2,022,597
Office Depot, Inc.*	18,100	223,354
	2,245,951

Retail - Specialty Apparel - 0.1%
Gap, Inc. (The)	32,100	348,285

Savings & Loan Companies - 0.4%
Washington Mutual, Inc.	62,600	1,970,022

Services - Advertising / Marketing - 0.1%
Omnicom Group, Inc.	7,600	423,168

Services - Commercial & Consumer - 0.8%
Cerner Corp.*	45,400	1,598,534
H&R Block, Inc.	36,400	1,529,164
IMS Health, Inc.	5,100	76,347
Pittston Brink's Group	19,400	434,560
Total System Services, Inc.	8,700	114,405
Viad Corp.	3,500	71,505
		3,824,515

Services - Computer Systems - 0.3%
Ingram Micro, Inc.*	34,400	457,520
Sabre Holdings Corp.*	2,100	40,635
Sungard Data Systems, Inc.*	43,000	836,350
		1,334,505

Services - Data Processing - 1.8%
Automatic Data Processing, Inc.	37,300	1,296,921
Concord EFS, Inc.*	99,000	1,572,120
DST Systems, Inc.*	7,700	226,919
First Data Corp.	95,600	2,672,020
Fiserv, Inc.*	115,900	3,254,472
		9,022,452

Services - Employment - 0.1%
Robert Half International, Inc.*	48,900	776,043

Specialty Printing - 0.1%
R.R. Donnelley & Sons Co.	15,800	371,458

Telecommunications - Cell / Wireless - 0.1%
AT&T Wireless Services, Inc.*	76,200	313,944

Telecommunications - Long Distance - 0.0%
Covad Communications Group, Inc.*a	26,923	39,577

Telephone - 1.0%
Alltel Corp.	18,200	$730,366
Bellsouth Corp.	85,200	1,564,272
Citizens Communications Co.*	40,400	273,912
SBC Communications, Inc.	129,000	2,592,900
		5,161,450

Textiles - Apparel - 0.1%
Liz Claiborne, Inc.	20,400	508,980
Russell Corp.	7,400	110,926
		619,906

Truckers - 0.3%
CNF, Inc.	23,800	747,082
Swift Transportation Co. Inc.	49,200	767,520
		1,514,602

Venture Capital - 0.8%
Agraquest, Inc.:
Series B Preferred #*T	190,477	380,954
Series C Convertible Preferred #*T	117,647	235,294
Allmedia Solutions, Inc., Series A, Preferred #*T	479,652	1
Community Bank of the Bay #*T	4,000	100,000
Community Growth Fund	1,480,142	349,011
Energia Global, Inc., Series A, Convertible Preferred #*T	113,700	45,707
Frans Healthy Helpings, Series B, Convertible Preferred # * T	505,051	1
Hayes Medical Convertible Preferred #*T	326,797	364,238
Neighborhood Bancorp #*T	10,000	100,000
Northern Power Systems:
Series A-1, Preferred #*T	313	1,565
Series C, Preferred #*T	3,981	19,905
Series D, Preferred #*T	35,000	175,000
Paradigm, Inc.:
Series B, Preferred #*T	125,000	125,000
Series C, Preferred #*T	113,636	113,636
ProFund International S.A.:
Common #*T	7,501	6,074
Preferred #*T	742,499	601,274
SMARTTHINKING, Inc., Series A Convertible Preferred #*T	424,016	187,500
Wellspring International, Inc.:
Series A Preferred #*T	129,032	327,741
Series B Preferred #*T	108,268	275,001
Warrants #*T	59,500	11,900
Wild Planet Toys, Inc.:
Series B, Preferred #*T	476,190	452,381
Series E, Preferred #*T	129,089	122,635
Wind Harvest Co., Inc., Common #*T	8,696	50,000
		4,044,818

Total Equity Securities (Cost $345,322,799)		280,468,614

	Adjusted
Limited Partnership Interest - 0.7%	Basis	Value
Angels With Attitude #*T	$133,334	$133,334
Coastal Venture Partners #*T	200,000	150,432
Common Capital #*T	165,000	149,286
Environmental Private Equity Fund II #*T	200,000	54,079
FA Private Equity Fund II #*T	100,000	95,117
GEEMF Partners #*T	255,500	218,774
Global Environment Emerging Markets Fund #*T	744,500	1
Hambrecht & Quist Environmental Technology Fund #*T	500,000	41,515
IEPF Equity Fund III #*T	1,000,000	718,978
Labrador Ventures III #*T	500,000	301,843
Labrador Ventures IV #*T	600,000	453,498
Liberty Environmental Partners #*T	350,000	341,919
Milepost Ventures #*T	500,000	1
Poland Partners #*T	400,000	503,479
Solstice Capital #*T	150,000	150,000
Ukraine Fund #*T	90,000	32,259
Utah Ventures #*T	900,000	277,965
Venture Strategy Partners #*T	237,500	32,203

Total Limited Partnership Interest (Cost $6,293,356)		3,654,683

	Principal
Corporate Bonds - 25.1%	Amount
AT&T Canada, Inc.:
7.625%, 3/15/05z	1,000,000	155,000
7.65%, 9/15/06+	8,500,000	1,275,000
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	9,500,000	6,035,635
Autopista del Maipo Sociedad, 7.373%, 6/15/22	750,000	838,725
Bank One Issuance Trust, 4.16%, 1/15/08	6,000,000	6,265,260
City Soft, Inc., Convertible Notes, 10.00%, 11/15/02 #T	250,000	250,000
CNL Funding, 7.721%, 8/25/09	2,890,559	3,211,404
Columbia Energy Group, 6.61%, 11/28/02	2,500,000	2,498,950
Community Reinvestment Fund, 6.35%, 6/1/15	3,433	4,539
Conseco Financing Trust III, 8.796%, 4/1/27q	2,895,000	14,475
Conseco, Inc.:
8.75%, 8/9/06x	500,000	112,500
6.80%, 6/15/07t	3,585,000	806,625
COX Communications, Inc., 6.50%, 11/15/02	3,123,000	3,127,716
Dime Bancorp., Inc., 9.00%, 12/19/02	8,000,000	8,099,120
EOP Operating LP, 6.375%, 2/15/03	6,365,000	6,443,417
Evangelical Lutheran Good Samaritan Fund, 6.78%, 11/1/05	3,000,000	3,362,907
Finova Group, Inc., 7.50%, 11/15/09	13,142,000	4,074,020
Interpool, Inc., 7.20%, 8/1/07	6,100,000	5,520,500
Jefferies Group, Inc., 7.75%, 3/15/12	2,000,000	2,179,580
JET Equipment Trust, 9.71%, 2/15/15	2,000,000	503,540
KMD Development Corp, 2.409961%, 12/31/07#	746,900	652,351
LCOR Alexandria LLC, 6.625%, 9/15/19	10,000,000	11,363,100
LG&E Capital Corp., 6.205%, 5/1/04	1,500,000	1,536,495
Liberty Mutual Insurance Co., 7.697%, 10/15/97	10,000,000	7,369,300

	Principal
Corporate Bonds - Cont'd	Amount	Value
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	$2,150,000	$967,500
8.30%, 12/1/37	6,630,000	2,917,200
8.45%, 12/1/2097	2,560,000	1,152,000
Markel Corp., 7.00%, 5/15/08	3,000,000	3,004,770
Nortel Networks Corp., 6.125%, 2/15/06	5,700,000	1,995,000
Poland Partners, 5.875%, 4/13/04 #T	120,325	116,211
Prudential Holdings, LLC, 7.245%, 12/18/23	7,500,000	8,025,525
Prudential plc, 1.70%, 11/14/02	5,000,000	4,989,611
Royal & Sun Alliance Insurance Group plc, 8.95%, 10/15/29	1,445,000	1,692,933
Sovereign Bank:
10.20%, 6/30/05	822,444	929,361
12.18%, 6/30/20	5,136,550	7,088,440
Toll Road Investment Partnership II Discount Notes:
2/15/10	6,000,000	4,228,434
2/15/13	8,000,000	4,671,616
2/15/14	5,000,000	2,772,115
2/15/25	6,000,000	1,408,968
Toyota Motor Corp., 1.73%, 10/1/02	7,000,000	7,000,000
Wellspring International, Inc., 8.00%, 2/16/03	41,667	32,677

Total Corporate Bonds (Cost $147,819,900)		128,692,520

U.S. Government Agency Obligations - 8.8%
FHLB Discount Notes, 1.85%, 10/1/02	43,800,000	43,800,000
Kingdom of Jordan, Guaranteed by the United States Agency
of International Development, 8.75%, 9/1/19	1,209,597	1,573,153

Total U.S. Government Agency Obligations (Cost $45,219,977)		45,373,153

Municipal Obligations - 7.5%
Alameda California Corridor Transportation Authority
Revenue Bonds, 6.60%, 10/1/29	3,000,000	3,395,460
American Public Energy Agency Gas Supply Revenue Bond,
6.875%, 12/1/04	5,852,000	6,382,601
Colorado Metropolitan Football Stadium District Revenue Notes,
5.00%, 3/1/07	2,000,000	2,106,960
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19	3,750,000	3,694,613
Maryland State Health & Higher Educational Facilities Authority
Revenue VRDN, 1.95%, 7/1/22	400,000	400,000
Maryland State Transportation Authority Special Obligation Revenue,
6.48%, 7/1/22	3,000,000	3,469,350
New Jersey Economic Development Authority Revenue Discount Note,
2/15/08	750,000	306,075
Philadelphia Pennsylvania IDA Discount Notes, 4/15/21	14,250,000	4,596,765
Philadelphia Pennsylvania IDA Revenue Bond, 6.488%, 6/15/04	5,598,052	5,923,243
Phoenix Arizona IDA Stadium Revenue Bonds, 6.85%, 12/1/25	3,500,000	3,993,780
Texas State Public Finance Authority Revenue Bonds, 9.00%, 12/1/06	3,864,000	4,323,893

Total Municipal Obligations (Cost $35,666,706)		38,592,740

	Principal
High Social Impact Investments - 1.0%	Amount	Value
Calvert Foundation Community Investment Note, 2.50%, 7/1/04 T	$5,016,666	$4,918,791

Total High Social Impact Investments (Cost $5,016,666)		4,918,791

Certificates of Deposit - 0.1%
Alternative Federal Credit Union, 2.75%, 11/30/02 m T	50,000	49,887
Blackfeet National Bank, 4.10%, 11/13/02 m T	92,000	91,690
D. Edward Wells Federal Credit Union, 3.25%, 11/20/02 m T	50,000	49,866
First American Credit Union, 2.70%, 12/23/02 m T	92,000	91,798
Mission Area Federal Credit Union, 2.50%, 11/18/02 m T	50,000	49,897
Northeast Community Federal Credit Union, 2.00%, 11/24/02 m T	50,000	49,918
ShoreBank & Trust Co., 2.20%, 12/6/02 m T	100,000	99,820

Total Certificates of Deposit (Cost $484,000)		482,876

TOTAL INVESTMENTS (Cost $585,823,404) 97.9%		502,183,377
Other assets and liabilities, net - 2.1%		10,806,187
Net Assets - 100%		$512,989,564

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	86	12/02	$9,825,500	$92,648

Sold:
10 Year U.S. Treasury Notes	61	12/02	(7,070,281)	(15,161)

See notes to schedules of investments and notes to financial statements.

Bond Portfolio

Schedule Of Investments

September 30, 2002

	Principal
Corporate Bonds - 53.3%	Amount	Value
Agfirst Farm Credit Bank, 8.393%, 12/15/16	$1,000,000	$1,214,854
AT&T Canada, Inc.:
7.625%, 3/15/05 z	2,500,000	387,500
7.65%, 9/15/06 +	3,250,000	487,500
Atlantic Mutual Insurance Co., 8.15%, 2/15/28	4,000,000	2,541,320
Autopista del Maipo Sociedad, 7.373%, 6/15/22	500,000	559,150
Bank One Issuance Trust, 4.16%, 1/15/08	4,000,000	4,176,840
Bellsouth Savings & Employee Stock Ownership Plan Trust,
9.125%, 7/1/03	30,796	31,847
Cascade Christian Schools, 7.65%, 12/1/09	922,000	1,011,895
CNL Funding, 7.721%, 8/25/09	2,136,500	2,373,647
Columbia Energy Group, 6.61%, 11/28/02	1,500,000	1,499,370
Conseco, Inc., 8.75%, 8/9/06 x	2,250,000	506,250
COX Communications, Inc., 6.50%, 11/15/02	1,645,000	1,647,484
EOP Operating LP:
6.375%, 2/15/03	4,000,000	4,049,280
6.50%, 6/15/04	1,002,717	1,054,437
Finova Group, Inc., 7.50%, 11/15/09	8,375,000	2,596,250
First Republic Bank, 7.75%, 9/15/12	870,000	890,836
Greater Valley Medical Building LP, 6.86%, 3/1/21	2,000,000	2,113,600
Hudson United Bancorp., Inc., 8.20%, 9/15/06	500,000	544,725
Interpool Capital Trust, 9.875%, 2/15/27	1,620,000	1,247,400
Interpool, Inc.:
7.20%, 8/1/07	500,000	452,500
7.35%, 8/1/07	1,800,000	1,629,000
Jefferies Group, Inc., 7.75%, 3/15/12	1,000,000	1,089,790
JET Equipment Trust, 9.71%, 2/15/15	1,000,000	251,770
LCOR Alexandria LLC, 6.625%, 9/15/19	5,000,000	5,681,550
LG&E Capital Corp., 6.205%, 5/1/04	1,500,000	1,536,495
Liberty Mutual Insurance Co.:
7.875%, 10/15/26	1,000,000	851,890
7.697%, 10/15/97	6,370,000	4,694,244
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26	2,900,000	1,305,000
8.30%, 12/1/37	3,500,000	1,540,000
Markel Capital Trust I, 8.71%, 1/1/46	1,030,000	855,085
Nortel Networks Corp., 6.125%, 2/15/06	3,625,000	1,268,750
Pfizer, Inc., 1.69%, 10/1/02	5,000,000	5,000,000
President & Fellows of Harvard College, 1.71%, 10/4/02	5,000,000	4,999,288
Prudential Holdings, LLC, 7.245%, 12/18/23	5,250,000	5,617,867
Prudential plc, 1.70%, 11/14/02	5,000,000	4,989,611
Riggs Capital Trust II, 8.875%, 3/15/27	1,000,000	898,690
Royal & Sun Alliance Insurance Group plc, 8.95%, 10/15/29	875,000	1,025,133
Sovereign Bank:
10.20%, 6/30/05	1,850,498	2,091,063
12.18%, 6/30/20	3,476,011	4,796,895

Corporate Bonds - Cont'd	Amount	Value
Toll Road Investment Partnership II Discount Notes:
2/15/05	$3,000,000	$2,768,190
2/15/06	1,000,000	901,945
2/15/10	3,000,000	2,114,217
2/15/13	1,000,000	583,952
2/15/14	2,000,000	1,108,846
2/15/25	3,000,000	704,484

Total Corporate Bonds (Cost $92,887,549)		87,690,440

Taxable Municipal Obligations - 15.5%
Alameda California Corridor Transportation Authority Revenue Bonds:
6.50%, 10/1/19	4,250,000	4,934,420
6.60%, 10/1/29	2,250,000	2,546,595
Colorado Metropolitan Football Stadium District Revenue Notes,
5.00%, 3/1/07	1,000,000	1,053,480
Maryland State Transportation Authority Special Obligation
Revenue Bonds, 6.48%, 7/1/22	2,000,000	2,312,900
New Jersey Economic Development Authority Revenue
Discount Notes, 2/15/08	250,000	102,025
Philadelphia IDA Discount Notes, 4/15/21	8,500,000	2,741,930
Philadelphia IDA Revenue Bonds, 6.488%, 6/15/04	4,798,331	5,077,066
Phoenix Arizona IDA Stadium Revenue Bonds, 6.85%, 12/1/25	2,500,000	2,852,700
Texas State Public Finance Authority Revenue Bonds,
9.00%, 12/1/06	3,392,000	3,795,716

Total Taxable Municipal Obligations (Cost $23,595,222)		25,416,832

Taxable Variable Rate Demand Notes - 8.5%
Alaska Housing Finance Corp., 1.88%, 12/1/32	495,000	495,000
Southeast Alabama Gas Distribution Revenue, 1.85%, 6/1/25	6,265,000	6,265,000
Trotman Bay Minette, Inc., 1.85%, 12/1/25	1,760,000	1,760,000
Wenatchee Valley Clinic, 2.00%, 11/23/24	5,450,000	5,450,000

Total Taxable Variable Rate Demand Notes (Cost $13,970,000)		13,970,000

U.S. Government Agencies
and Instrumentalities - 18.1%
FHLB Discount Notes, 1.85%, 10/1/02	29,000,000	29,000,000
Kingdom of Jordan, Guaranteed by the United States Agency of
International Development, 8.75%, 9/1/19	604,799	786,577

Total U.S. Government Agencies
and Instrumentalities (Cost $29,709,989)		29,786,577

Certificates of Deposit - 0.1%
South Shore Bank, 2.05%, 2/10/03 Tm	100,000	99,831

Total Certificates of Deposit (Cost $100,000)		99,831

	Principal
HIGH SOCIAL IMPACT INVESTMENTS - 0.6%	Amount	Value
Calvert Foundation Community Investment Notes, 2.50%, 7/1/03T	$1,050,000	$1,029,514

Total High Social Impact Investments (Cost $1,050,000)		1,029,514

Equity Securities - 0.1%	Shares
Northern Borders Partners, LP	3,500	128,975

Total Equity Securities (Cost $16,588)		128,975

TOTAL INVESTMENTS (Cost $161,329,348) - 96.2%		158,122,169
Other assets and liabilities, net - 3.8%		6,301,592
Net Assets - 100%		$164,423,761

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
U.S. Treasury Bonds	121	12/02	$13,824,250	$275,400

Sold:
10 Year U.S. Treasury Notes	43	12/02	(4,983,969)	(9,629)

See notes to schedules of investments and notes to financial statements.

EQUITY PORTFOLIO

Schedule OF INVESTMENTS

September 30, 2002

Equity Securities - 96.8%	Shares	Value
Banks - Major Regional - 3.0%
BB&T Corp.	225,000	$7,884,000
Mellon Financial Corp.	180,000	4,667,400
		12,551,400

Biotechnology - 1.7%
Amgen, Inc.*	170,000	7,089,000

Chemicals - 3.8%
Air Products & Chemicals, Inc.	140,000	5,881,400
Ecolab, Inc.	120,000	5,007,600
Praxair, Inc.	100,000	5,111,000
		16,000,000

Computers - Hardware - 3.8%
Dell Computer Corp.*	350,000	8,228,500
Sun Microsystems, Inc.*	2,901,000	7,513,590
		15,742,090

Computers - Networking - 2.8%
Cisco Systems, Inc.*	1,100,000	11,528,000

Computers - Peripherals - 1.0%
EMC Corp.*	960,000	4,387,200

Computers - Software & Services - 7.8%
Adobe Systems, Inc.	280,000	5,348,000
Jack Henry & Associates, Inc.	400,000	4,972,000
Microsoft Corp.*	180,000	7,873,200
Oracle Corp.*	810,000	6,366,600
Sungard Data Systems, Inc.*	400,000	7,780,000
		32,339,800

Distributors - Food & Health - 1.6%
Performance Food Group Co.*	200,000	6,792,000

Electronics - Semiconductors - 2.2%
Intel Corp.	650,000	9,028,500

Financial - Diversified - 2.5%
Freddie Mac	50,000	2,795,000
SEI Investments Co.	320,000	7,641,600
		10,436,600

Healthcare - Diversified - 2.6%
Johnson & Johnson	200,000	10,816,000

Healthcare - Drug - Major Pharmaceutical - 8.6%
Merck & Co., Inc.	250,000	$11,427,500
Pfizer, Inc.	420,000	12,188,400
Schering-Plough Corp.	560,000	11,939,200
		35,555,100

Healthcare - Managed Care - 3.2%
Wellpoint Health Networks, Inc.*	180,000	13,194,000

Healthcare - Medical Products & Supplies - 5.4%
Cylex, Inc., Series A (Preferred) #*T	1,017,424	335,750
Dentsply International, Inc.	270,000	10,845,900
Medtronic, Inc.	270,000	11,372,400
		22,554,050

Household Products - Non-Durable - 1.2%
Colgate-Palmolive Co.	92,000	4,963,400

Insurance - Life & Health - 2.6%
Aflac, Inc.	350,000	10,741,500

Insurance - Multi-Line - 4.9%
American International Group, Inc.	160,000	8,752,000
Hartford Financial Services, Inc.	280,000	11,480,000
		20,232,000

Investment Management - 1.8%
Franklin Resources, Inc.	240,000	7,464,000

Investment Banking / Brokerage - 1.6%
Charles Schwab Corp.	750,000	6,525,000

Machinery - Diversified - 1.1%
Dover Corp.	180,000	4,568,400

Manufacturing - Diversified - 1.8%
Pentair, Inc.	200,000	7,434,000

Manufacturing - Specialized - 2.7%
Aptargroup, Inc.	240,000	6,448,800
Roper Industries, Inc.	139,900	4,826,550
		11,275,350

Natural Gas - 2.7%
Questar Corp.	500,000	11,420,000

Oil & Gas - Exploration & Production - 3.3%
EOG Resources, Inc.	381,300	13,711,548

Personal Care - 4.1%
Alberto-Culver Co.	190,000	8,759,000
Avon Products, Inc.	180,000	8,298,000
		17,057,000

Photography & Imaging - 1.5%
Zebra Technologies Corp.*	115,000	$6,059,361

Restaurants - 1.2%
Brinker International, Inc.*	200,000	5,180,000

Retail - Building Supplies - 2.0%
Home Depot, Inc.	320,000	8,352,000

Retail - Discounters - 2.1%
Family Dollar Stores, Inc.	320,000	8,601,600

Retail - General Merchandise - 3.1%
BJ's Wholesale Club, Inc.*	300,000	5,703,000
Target Corp.	250,000	7,380,000
		13,083,000

Services - Data Processing - 2.7%
Concord EFS, Inc.*	350,000	5,558,000
Fiserv, Inc.*	200,000	5,616,000
		11,174,000

Services - Facility - 1.4%
ABM Industries, Inc.	400,000	5,640,000

Telephone - 4.9%
Alltel Corp.	300,000	12,039,000
SBC Communications, Inc.	420,000	8,442,000
		20,481,000

Total Equity Securities (Cost $444,205,894)		401,976,899

	Principal
Taxable Variable Rate Demand Notes - 0.2%	Amount	Value
Alaska Housing Finance Corp., 1.88%, 12/1/32	$880,000	$880,000

Total Taxable Variable Rate Demand Notes (Cost $880,000)		880,000

U.S. Governement Agencies
And Instrumentalities - 3.1%
FHLB Discount Notes, 1.85%, 10/1/02	12,700,000	12,700,000

Total U.S. Government Agencies
and Instrumentalities (Cost $12,700,000)		12,700,000

Certificates Of Deposits - 0.0%
South Shore Bank, 2.05%, 2/10/03 Tm	100,000	99,832

Total Certificates of Deposit (Cost $100,000)		99,832

High Social Impact Investments - 0.4%
Calvert Foundation Community Investment Notes, 2.50%, 7/1/03T	1,800,000	1,764,882

Total High Social Impact Investments (Cost $1,800,000)		1,764,882

TOTAL INVESTMENTS (Cost $459,685,894) - 100.5%		417,421,613
Other assets and liabilities, net - (0.5%)		(2,265,038)
Net Assets - 100%		$415,156,575

See notes to schedules of investments and notes to financial statements.

Enhanced Equity Portfolio

Schedule Of Investments

September 30, 2002

Equity Securities - 99.0%	Shares	Value
Air Freight - 0.5%
FedEx Corp.	2,200	$110,154
United Parcel Service, Inc.	1,000	62,530
		172,684

Airlines - 0.4%
Continental Airlines, Inc.*	2,300	12,397
Southwest Airlines Co.	8,800	114,928
		127,325

Auto Parts & Equipment - 0.2%
Genuine Parts Co.	1,800	55,152

Banks - Major Regional - 6.1%
Bank of New York Co., Inc.	900	25,866
Bank One Corp.	8,000	299,200
Comerica, Inc.	1,500	72,330
FleetBoston Financial Corp.	10,300	209,399
Keycorp.	12,800	319,616
National City Corp.	6,300	179,739
PNC Financial Services Group, Inc.	2,700	113,859
SunTrust Banks, Inc.	200	12,296
US Bancorp	28,500	529,530
Wells Fargo & Co.	7,600	366,016
		2,127,851

Banks - Money Center - 4.3%
Bank of America Corp.	15,047	959,999
Wachovia Corp.	16,100	526,309
		1,486,308

Biotechnology - 0.9%
Amgen, Inc.*	7,400	308,580
Chiron Corp.*	600	20,964
		329,544

Broadcast - Television, Radio, & Cable - 1.3%
Comcast Corp.*	11,700	244,062
COX Communications, Inc.*	6,000	147,540
USA Interactive*	3,900	75,582
		467,184

Building Materials - 0.5%
Masco Corp.	9,200	179,860

Chemicals - 0.9%
Praxair, Inc.	6,200	316,882

Communications Equipment - 0.5%
Lucent Technologies, Inc.	15,300	$11,628
Qualcomm, Inc.*	4,200	116,004
Scientific-Atlanta, Inc.	3,100	38,781
Tellabs, Inc.*	5,100	20,757
		187,170

Computers - Hardware - 3.4%
Dell Computer Corp.*	14,800	347,948
Hewlett-Packard Co.	19,978	233,143
International Business Machines Corp.	9,900	578,061
Sun Microsystems, Inc.*	16,900	43,771
		1,202,923

Computers - Networking - 1.3%
Cisco Systems, Inc.*	44,600	467,408

Computers - Peripherals - 0.2%
EMC Corp.*	12,900	58,953

Computers - Software & Services - 4.3%
Computer Associates International, Inc.	2,600	24,960
Compuware Corp.*	5,200	15,860
Electronic Arts, Inc.*	500	32,980
Intuit, Inc.*	400	18,212
Microsoft Corp.*	27,500	1,202,850
Oracle Corp.*	24,400	191,784
		1,486,646

Consumer Finance - 1.2%
Capital One Financial Corp.	2,100	73,332
MBNA Corp.	12,800	235,264
Providian Financial Corp.	19,600	96,040
		404,636

Distributors - Food & Health - 2.4%
Cardinal Health, Inc.	3,750	233,250
McKesson Corp.	3,100	87,823
Supervalu, Inc.	4,600	74,290
Sysco Corp.	15,300	434,367
		829,730

Electric Companies - 0.7%
Cleco Corp.	800	10,776
Mirant Corp.*	11,200	24,752
OGE Energy Corp.	800	13,496
Puget Energy, Inc.	9,800	200,018
		249,042

Electrical Equipment - 0.5%
Hubbell, Inc.	1,600	46,512
Molex, Inc.	4,900	115,248
		161,760

Electronics - Component Distribution - 0.3%
W.W. Grainger, Inc.	2,400	$102,120

Electronics - Instruments - 0.2%
Agilent Technologies, Inc.*	6,049	79,000

Electronics - Semiconducts - 2.3%
Intel Corp.	40,500	562,545
Micron Technology, Inc.*	3,400	42,058
Texas Instruments, Inc.	12,200	180,194
		84,797

Entertainment - 0.7%
AOL Time Warner, Inc.*	22,300	260,910

Equipment - Semiconductors - 0.5%
Applied Materials, Inc.*	12,800	147,840
KLA-Tencor Corp.*	900	25,146
		72,986

Financial - Diversified - 6.4%
AMBAC Financial Group, Inc.	2,300	123,947
American Express Co.	16,500	514,470
Equity Office Properties Trust	10,000	258,200
Fannie Mae	11,300	672,802
Freddie Mac	7,800	436,020
J.P. Morgan Chase & Co.	11,600	220,284
		2,225,723

Foods - 2.0%
General Mills, Inc.	5,100	226,542
H.J. Heinz Co.	3,600	120,132
Hershey Foods Corp.	1,700	105,485
Kellogg Co.	5,900	196,175
William Wrigley Jr. Co.	800	39,592
		687,926

Footwear - 0.2%
Reebok International, Ltd.*	2,700	67,635

Gaming, Lottery, & Parimutuals - 0.1%
Vail Resorts, Inc.*	2,100	29,736

Hardware & Tools - 0.5%
Black & Decker Corp.	4,000	167,720

Healthcare - Diversified - 3.6%
Johnson & Johnson	23,500	1,270,880

Healthcare - Drugs - Generic, Other - 0.3%
Barr Laboratories, Inc.*	1,600	99,664

Equity Securities - Cont'd	Shares	Value
Healthcare - Drugs - Major Pharmaceuticals - 6.4%
Forest Laboratories, Inc.*	1,600	$131,216
Merck & Co., Inc.	18,900	863,919
Pfizer, Inc.	43,100	1,250,762
		2,245,897

Healthcare - Managed Care - 2.0%
Anthem, Inc.*	1,700	110,500
Cigna Corp.	1,900	134,425
Oxford Health Plans*	4,000	155,760
Wellpoint Health Networks, Inc.*	4,200	307,860
		708,545

Healthcare - Medical Products & Supplies - 3.2%
Becton Dickinson & Co.	5,900	167,560
Boston Scientific Corp.*	3,900	123,084
Guidant Corp.*	2,200	71,082
Medtronic, Inc.	11,000	463,320
St. Jude Medical, Inc.*	6,600	235,620
Stryker Corp.	1,200	69,120
		1,129,786

Health Care - Special Services - 0.6%
DaVita, Inc.*	700	16,520
Healthsouth Corp.*	3,200	13,280
Quest Diagnostics, Inc.*	1,900	116,907
Quintiles Transnational Corp.*	8,100	77,031
		223,738

Homebuilding - 0.3%
NVR, Inc.*	300	89,949

Household Furniture & Appliances - 0.7%
Maytag Corp.	2,500	57,950
Whirlpool Corp.	4,400	201,784
		259,734

Household Products Non-Durables - 2.8%
Colgate-Palmolive Co.	10,100	544,895
Kimberly-Clark Corp.	7,900	447,456
		992,351

Housewares - 0.4%
Newell Rubbermaid, Inc.	4,300	132,741

Insurance - Life & Health - 1.4%
Aflac, Inc.	7,800	239,382
Jefferson-Pilot Corp.	2,500	100,250
Lincoln National Corp.	3,800	116,090
Nationwide Financial Services, Inc.	1,200	32,040
		487,762
Insurance - Multi-Line - 3.1%
American International Group, Inc.	18,740	1,025,078
Hartford Financial Services, Inc.	1,300	53,300
		1,078,378

Equity Securities - Cont'd	Shares	Value
Insurance - Property & Casualty - 0.4%
Progressive Corp.	2,700	$136,701

Insurance Brokers - 0.2%
Marsh & McLennan Co.'s	1,400	58,296

Investment Banking/Brokers - 0.2%
Charles Schwab Corp.	6,600	57,420

Investment Management - 0.2%
Franklin Resources, Inc.	1,500	46,650
Instinet Group, Inc.*	9,700	30,070
		76,720

Leisure Time Products - 0.7%
Harley-Davidson, Inc.	4,900	227,605

Machinery - Diversified - 1.4%
Deere & Co.	7,700	349,965
Dover Corp.	5,200	131,976
		481,941

Manufacturing - Diversified - 2.3%
Danaher Corp.	3,600	204,660
Illinois Tool Works, Inc.	5,170	301,566
Parker Hannifin Corp.	4,100	156,661
Pentair, Inc.	3,300	122,661
		785,548

Manufacturing - Specialized - 1.0%
Avery Dennison Corp.	4,900	279,202
Sealed Air Corp.*	3,100	52,359
		331,561

Natural Gas - 2.4%
Equitable Resources, Inc.	6,900	238,395
KeySpan Corp.	4,300	144,050
Kinder Morgan, Inc.	6,700	237,515
MDU Resources Group, Inc.	9,100	207,753
		827,713

Oil & Gas - Drilling & Equipment - 1.2%
Patterson-UTI Energy, Inc.*	5,400	137,754
Smith International, Inc.*	9,200	269,652
		407,406

Oil & Gas - Exploration & Production - 2.0%
EOG Resources, Inc.	12,400	445,904
Pioneer Natural Resources Co.*	5,800	140,650
XTO Energy, Inc.	5,000	103,050
		689,604

Equity Securities - Cont'd	Shares	Value
Oil & Gas - Refining & Marketing - 0.1%
Pennzoil - Quaker State Co.	2,300	$50,531

Paper & Forest Products - 0.7%
Weyerhaeuser Co.	5,700	249,489

Personal Care - 0.9%
Avon Products, Inc.	2,300	106,030
Gillette Co.	7,000	207,200
		313,230

Photography / Imaging - 1.2%
Eastman Kodak Co.	13,900	378,636
Xerox Corp.*	6,400	31,680
		410,316

Power Producers - Independents - 0.1%
AES Corp.*	6,900	17,319
Calpine Corp.*	5,100	12,597
		29,916

Publishing - 0.5%
McGraw-Hill Co.'s, Inc.	2,700	165,294

Publishing - Newspapers - 0.7%
Belo Corp.	900	19,692
Dow Jones & Co., Inc.	1,700	65,297
Lee Enterprises, Inc.	3,300	108,438
New York Times Co.	1,400	63,630
		257,057

Restaurants - 0.7%
Darden Restaurants, Inc.	9,750	236,340

Retail - Building Supplies - 1.7%
Home Depot, Inc.	16,200	422,820
Lowe's Co.'s, Inc.	4,400	182,160
		604,980

Retail - Computers & Electronics - 0.1%
Best Buy Co., Inc.*	1,000	22,310
CDW Computer Centers, Inc.*	300	12,708
		35,018

Retail - Department Stores - 0.9%
J.C. Penney Co., Inc.	8,300	132,136
Kohls Corp.*	3,200	194,592
		326,728

Retail - Discounters - 0.1%
Dollar General Corp.	1,700	22,814

Retail - Drug Stores - 0.9%
CVS Corp.	3,700	$93,795
Walgreen Co.	7,500	230,700
		324,495

Retail - Food Chains - 0.0%
Whole Foods Market, Inc.*	400	17,136

Retail - General Merchandise - 0.9%
Costco Wholesale Corp.*	2,400	77,688
Target Corp.	7,700	227,304
		304,992

Retail - Specialty - 0.2%
Bed Bath & Beyond, Inc.*	600	19,542
Office Depot, Inc.*	4,300	53,062
		72,604

Retail - Specialty Apparel - 0.2%
Gap, Inc. (The)	7,625	82,731

Savings & Loan Companies - 1.3%
Washington Mutual, Inc.	14,800	465,756

Services - Advertising/Marketing - 0.3%
Omnicom Group, Inc.	1,800	100,224

Services - Commercial & Consumer - 0.5%
H & R Block, Inc.	400	16,804
IMS Health, Inc.	1,200	17,964
Pittston Brink's Group	4,600	103,040
Total System Services, Inc.	2,000	26,300
Viad Corp.	800	16,344
		180,452

Services - Computer Systems - 0.4%
Ingram Micro, Inc.*	8,100	107,730
Sabre Holdings Corp.*	500	9,675
Sungard Data Systems, Inc.*	1,300	25,285
		142,690

Services - Data Process - 2.1%
Automatic Data Processing, Inc.	8,800	305,976
DST Systems, Inc.*	1,800	53,046
First Data Corp.	10,500	293,475
Fiserv, Inc.*	2,500	70,200
		722,697

Services - Employment - 0.0%
Robert Half International, Inc.*	1,000	15,870

Specialty Printing - 0.3%
R.R. Donnelley & Sons Co.	3,700	86,987

Equity Securities - Cont'd	Shares	Value
Telecommunications - Cellular & Wireless - 0.2%
AT&T Wireless Services, Inc.*	17,820	$73,418

Telephone - 3.5%
Alltel Corp.	4,300	172,559
Bellsouth Corp.	20,100	369,036
Citizens Communications Co.*	9,500	64,410
SBC Communications, Inc.	30,438	611,804
		1,217,809

Textiles - Apparel - 0.4%
Liz Claiborne, Inc.	4,800	119,760
Russell Corp.	1,800	26,982
		146,742

Truckers - 0.5%
CNF, Inc.	5,600	175,784

TOTAL INVESTMENTS (Cost $43,188,851) - 99.0%		34,521,651
Other assets and liabilities, net - 1.0%		360,259
Net Assets - 100%		$34,881,910

See notes to schedules of investments and notes to financial statements.

Technology Portfolio

Schedule Of Investments

September 30, 2002

Equity Securities - 101.7%	Shares	Value
Biotechnology - 14.6%
Gilead Sciences, Inc.*	2,170	$72,760
IDEC Pharmaceuticals Corp.*	1,940	80,549
MedImmune, Inc.*	3,290	68,662
Neurocrine Biosciences, Inc.*	1,220	50,020
Trimeris, Inc.*	1,300	57,746
		329,737

Communications Equipment - 7.0%
Nokia OYJ (ADR)	8,800	116,600
Qualcomm, Inc.*	1,540	42,535
		159,135

Computers - Hardware - 4.6%
Dell Computer Corp.*	4,460	104,855

Computers - Networking - 6.8%
Cisco Systems, Inc.*	7,950	83,316
Network Appliance, Inc.*	9,710	71,174
		154,490

Computers - Peripherals - 6.8%
EMC Corp.*	22,050	100,768
SanDisk Corp.*	4,090	53,620
		154,388

Computers - Software & Services - 34.5%
Autodesk, Inc.	3,760	47,639
eBay, Inc.*	2,370	125,160
Electronic Arts, Inc.*	1,640	108,174
Hyperion Solutions Corp.*	2,700	49,545
Internet Security Systems, Inc.*	5,310	65,419
Intuit, Inc.*	2,060	93,792
Mercury Interactive Corp.*	1,870	32,089
Microsoft Corp.*	2,660	116,348
Overture Services, Inc.*	2,210	52,090
Peoplesoft, Inc.*	20	248
Symantec Corp.*	2,670	89,899
		780,403

Electronics - Semiconductors - 8.7%
QLogic Corp.*	2,740	71,350
Silicon Laboratories, Inc.*	3,670	67,271
Xilinx, Inc.*	3,690	58,442
		197,063

Healthcare - Managed Care - 2.1%
Anthem, Inc.*	740	48,100

Manufacturing - Specialized - 1.8%
Jabil Circuit, Inc.*	2,770	$40,941

Retail - Home Shopping - 6.2%
Amazon.Com, Inc.*	4,960	79,013
Hotels.com*	1,230	62,213
		141,226

Services - Commercial & Consumer - 3.5%
Choicepoint, Inc.*	2,220	79,121

Services - Data Processing - 2.6%
Fiserv, Inc.*	2,100	58,968

Telecommunications - Cell / Wireless - 2.5%
Nextel Communications, Inc.*	7,330	55,341

TOTAL INVESTMENTS (Cost $2,557,179) - 101.7%		2,303,768
Other assets and liabilities, net - (1.7%)		(38,671)
Net Assets - 100%		$2,265,097

See notes to schedules of investments and notes to financial statements.

Notes to Schedules of Investments

z	Security is a defaulted security in the Balanced and Bond Portfolios. As of September 30, 2002, accrued interest of $37,504 and $93,758, respectively has been written off.
+

Security is a defaulted security in the Balanced and Bond Portfolios.  As of September 30, 2002, accrued interest of $319,824 and $95,085, respectively has been written off and purchased interest of $27,200 has been reported as an increase to the cost basis of the security in the Bond Portfolio.

x

Security is a defaulted security in the Balanced and Bond Portfolios.  As of September 30, 2002, accrued interest of $14,122 and $63,604, respectively has been written off and purchased interest of $8,097 and $36,438, respectively has been reported as an increase to the cost basis of the security.

t	Security is a defaulted security in the Balanced Portfolio. As of September 30, 2002, accrued interest of $38,632 has been written off.
q	Security is a defaulted security in the Balanced Portfolio. As of September 30, 2002, accrued interest of $92,535 has been written off.
v

Colson Services Corporation is the collection and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

B

Represents rates in effect at September 30, 2002, after regularly scheduled adjustments on such date. Interest rates adjust monthly and or quarterly, generally at the beginning of the month or calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2002, the prime rate was 4.75%.

m	These certificates of deposit are fully insured by agencies of the federal government.
T	This security was valued by the Board of Trustees. See Note A.
#	Restricted securities represent, 1.6% of net assets for Balanced, and 0.1% for Equity.
a

Covad Communications Group, Inc. voluntarily filed to reorganize their debt under Chapter 11 of the U.S. Bankruptcy Code on August 11, 2001. As part of the approved "Plan of Reorganization," 26,923 shares of Covad common stock along with $196,280 cash was issued in settlement of the Fund's investment in Covad bonds (par $1,000,000, cost $1,000,000)

*	Non-income producing.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase	ADR: American Depository Reciept
Agreement	AMBAC: American Municipal Bond Assurance Corp.
CA: Collateral Agreement	FGIC: Financial Guaranty Insurance Company
CF: Credit Facility	O: General Obligation
C/LOC: Confirming Letter of	IDA: Industrial Development Authority
Credit	LLC: Limited Liability Corporation
INSUR: Insurance	LP: Limited Partnership
LOC: Letter of Credit	FHLB: Federal Home Loan Bank
TOA: Tender Option	FNMA: Federal National Mortgage Association
Agreement	MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
SPI: Securities Purchase, Inc.
VRDN: Variable Rate Demand Notes

See notes to financial statements.

statements of assets and liabilities

September 30, 2002

	money
	market	balanced	bond
assets	portfolio	portfolio	portfolio
Investments in securities, at value - (Cost $194,116,830,
$585,823,404 and
$161,329,348, respectively)
see accompanying schedules	$194,116,830	$502,183,377	$158,122,169
Cash	183,529	417,007	718,592
Receivable for securities sold	150,000	12,263,410	6,837,013
Receivable for futures variation margin	--	18,967	47,188
Receivable for shares sold	596,627	413,745	487,323
Interest & dividends receivable	510,175	3,542,125	1,881,773
Other assets	47,792	170,168	231,738
Total assets	195,604,953	519,008,799	168,325,796

liabilities
Payable for securities purchased	1,604,125	4,817,588	3,543,782
Payable for shares redeemed	967,592	431,063	136,763
Payable to Bank	78,693	--	--
Payable to Calvert Asset Management Co., Inc.	145,196	320,587	89,511
Payable to Calvert Administrative Services Co.	32,225	117,027	38,257
Payable to Calvert Shareholders Services, Inc.	18,230	17,485	5,007
Payable to Calvert Distributors, Inc.	--	115,185	39,945
Accrued expenses and other liabilities	78,760	200,300	48,770
Total liabilities	2,924,821	6,019,235	3,902,035
Net Assets	$192,680,132	$512,989,564	$164,423,761

net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Money Market Portfolio:
192,774,363 shares outstanding	$192,731,229
Balanced Portfolio:
Class A: 21,402,990 shares outstanding		$572,200,821
Class B: 694,731 shares outstanding		21,213,325
Class C: 597,911 shares outstanding		18,058,743
Class I: 1,247,798 shares outstanding		44,914,950
Bond Portfolio:
Class A: 8,103,743 shares outstanding			$130,450,740
Class B: 908,336 shares outstanding			14,482,325
Class C: 589,842 shares outstanding			9,368,807
Class I: 807,570 shares outstanding			12,531,823
Undistributed (overdistributed) net investment income	11,065	(181,671)	(151,052)
Accumulated net realized gain (loss) on investments	(62,162)	(59,654,064)	682,526
Net unrealized appreciation (depreciation) on investments	--	(83,562,540)	(2,941,408)
Net Assets	$192,680,132	$512,989,564	$164,423,761

See notes to financial statements.
net asset value per share
Money Market Portfolio	$1.00
Balanced Portfolio:
Class A: (based on net assets of $458,946,816)		$21.44
Class B: (based on net assets of $14,804,988)		$21.31
Class C: (based on net assets of $12,625,940)		$21.12
Class I: (based on net assets of $26,611,820)		$21.33
Bond Portfolio:
Class A: (based on net assets of $128,076,519)			$15.80
Class B: (based on net assets of $14,305,475)			$15.75
Class C: (based on net assets of $9,277,745)			$15.73
Class I: (based on net assets of $12,764,022)			$15.81

See notes to financial statements.

statements of assets and liabilities

September 30, 2002

		Enhanced
	Equity	Equity	Technology
Assets	Portfolio	Portfolio	Portfolio
Investments in securities, at value
(Cost $459,685,894, $43,188,851
and $2,557,179, respectively) -
see accompanying schedules	$417,421,613	$34,521,651	$2,303,768
Cash	372,875	440,781	95,792
Receivable for securities sold	--	--	451,019
Receivable for shares sold	1,915,766	41,265	10,487
Interest & dividends receivable	362,835	50,707	--
Other assets	15,494	7,938	11,298
Total assets	420,088,583	35,062,342	2,872,364

liabilities
Payable for securities purchased	3,726,606	--	578,695
Payable for shares redeemed	496,604	108,895	--
Payable to Calvert Asset Management Co., Inc.	299,486	31,610	14,461
Payable to Calvert Administrative Services Co.	71,331	4,579	453
Payable to Calvert Shareholders Services, Inc.	22,561	1,711	713
Payable to Calvert Distributors, Inc.	140,210	12,937	725
Accrued expenses and other liabilities	175,210	20,700	12,220
Total liabilities	4,932,008	180,432	607,267
Net Assets	$415,156,575	$34,881,910	$2,265,097

net assets consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio:
Class A: 13,678,966 shares outstanding	$348,957,118
Class B: 1,897,889 shares outstanding	54,537,091
Class C: 1,752,736 shares outstanding	45,677,607
Class I: 366,677 shares outstanding	10,302,277
Enhanced Equity Portfolio:
Class A: 2,192,061 shares outstanding		$35,051,965
Class B: 426,617 shares outstanding		6,785,284
Class C: 261,294 shares outstanding		4,300,342
Class I: 0 shares outstanding		0
Technology Portfolio:
Class A: 626,380 shares outstanding			$4,883,351
Class B: 127,969 shares outstanding			1,123,936
Class C: 50,214 shares outstanding			366,368
Class I: 133,333 shares outstanding			1,979,786
Accumulated net realized gain (loss) on investments	(2,053,237)	(2,588,482)	(5,834,934)
Net unrealized appreciation (depreciation)
on investments	(42,264,281)	(8,667,199)	(253,411)
Net Assets	$415,156,575	$34,881,910	$2,265,097

See notes to financial statements.
net asset value per share
Equity Portfolio:
Class A: (based on net assets of $326,112,419)	$23.84
Class B: (based on net assets of $43,091,049)	$22.70
Class C: (based on net assets of $37,108,839)	$21.17
Class I: (based on net assets of $8,844,268)	$24.12
Enhanced Equity Portfolio:
Class A: (based on net assets of $26,841,731)		$12.24
Class B: (based on net assets of $4,979,978)		$11.67
Class C: (based on net assets of $3,060,201)		$11.71
Technology Portfolio:
Class A: (based on net assets of $1,514,884)			$2.42
Class B: (based on net assets of $303,418)			$2.37
Class C: (based on net assets of $119,604)			$2.38
Class I: (based on net assets of $327,191)			$2.45

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2002

	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$4,743,767	$18,062,945	$8,485,596
Dividend income (net of foreign taxes withheld
of $11,722 for Balanced Portfolio)	--	2,628,808	--
Total investment income	$4,743,767	20,691,753	8,485,596

Expenses:
Investment advisory fee	605,174	2,502,712	476,602
Transfer agency fees and expenses	490,376	1,101,052	292,209
Administrative fees	403,449	1,589,054	394,104
Distribution Plan expenses:
Class A	--	1,259,978	223,387
Class B	--	158,975	108,975
Class C	--	141,235	63,748
Trustees' fees and expenses	50,493	152,221	33,744
Custodian fees	32,740	104,352	33,461
Registration fees	21,356	48,089	45,196
Reports to shareholders	71,077	218,427	34,034
Professional fees	44,045	169,427	29,530
Miscellaneous	69,845	151,107	9,382
Total expenses	1,788,555	7,596,629	1,744,372
Reimbursement from Advisor
Money Market Portfolio	(10,420)	--	--
Class I	--	--	(6,089)
Fees paid indirectly	(13,132)	(29,619)	(11,528)
Net expenses	1,765,003	7,567,010	1,726,755

Net Investment Income	2,978,764	13,124,743	6,758,841

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(4,511)	(55,571,563)	(102,435)
Futures	--	3,348,239	2,683,033
	(4,511)	(52,223,324)	2,580,598

Change in unrealized appreciation or (depreciation):
Securities	--	(20,973,985)	(2,145,437)
Futures	--	182,372	80,676
	--	(20,791,613)	(2,064,761)

Net Realized and Unrealized
Gain (Loss) on Investments	(4,511)	(73,014,937)	515,837

Increase (Decrease) in Net Assets
Resulting From Operations	2,974,253	(59,890,194)	$7,274,678

See notes to financial statements.

Statements of Operations

Year Ended September 30, 2002

	Equity	Enhanced Equity	Technology
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$370,594	$569,756	$85
Dividend income (net of foreign taxes
withheld of $376 for Technology Portfolio)	4,299,906	560	486
Total investment income	4,670,500	570,316	571

Expenses:
Investment advisory fee	2,068,984	255,131	47,560
Transfer agency fees and expenses	1,080,345	111,099	59,083
Accounting fees	--	--	30,739
Administrative fees	818,995	63,782	8,315
Distribution Plan expenses:
Class A	801,616	81,946	6,031
Class B	422,501	60,834	6,116
Class C	365,051	36,595	1,825
Trustees' fees and expenses	106,149	10,836	1,006
Custodian fees	33,465	35,535	18,148
Registration fees	61,308	33,032	37,110
Reports to shareholders	137,299	11,312	1,202
Professional fees	83,278	15,355	10,305
Miscellaneous	22,166	6,349	4,207
Total expenses	6,001,157	721,806	231,647
Reimbursement from Advisor:
Class A	--	(61,093)	(88,481)
Class B	--	--	(22,166)
Class C	--	--	(14,180)
Class I	(529)	(3,347)	(20,874)
Fees paid indirectly	(20,616)	(8,768)	(2,592)
Net expenses	5,980,012	648,598	83,354

Net Investment Income (Loss)	(1,309,512)	(78,282)	(82,783)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(1,251,469)	(1,250,222)	(2,177,166)
Change in unrealized appreciation or (depreciation)	(64,499,425)	(5,725,927)	691,023

Net Realized and Unrealized
Gain (Loss) on Investments	(65,750,894)	(6,976,149)	(1,486,143)

Increase (Decrease) in Net Assets
Resulting From Operations	($67,060,406)	($7,054,431)	($1,568,926)

See notes to financial statements.

Money Market Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$2,978,764	$9,434,250
Net realized gain (loss)	(4,511)	9,010

Increase (Decrease) in Net Assets
Resulting From Operations	2,974,253	9,443,260

Distributions to shareholders from
Net investment income	(2,974,404)	(9,437,817)

Capital share transactions:
Shares sold	167,625,802	168,608,655
Reinvestment of distributions	2,897,278	8,956,434
Shares redeemed	(183,903,730)	(178,262,978)
Total capital share transactions	(13,380,650)	(697,889)

Total Increase (Decrease) in Net Assets	(13,380,801)	(692,446)

Net Assets
Beginning of year	206,060,933	206,753,379
End of year (including undistributed net investment
income of $11,065 and $6,705, respectively.)	$192,680,132	$206,060,933

Capital Share Activity
Shares sold	167,625,749	168,608,640
Reinvestment of distributions	2,897,278	8,956,434
Shares redeemed	(183,903,730)	(178,262,978)
Total capital share activity	(13,380,703)	(697,904)

See notes to financial statements.

Balanced Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$13,124,743	$20,276,017
Net realized gain (loss)	(52,223,324)	(917,055)
Change in net unrealized appreciation or (depreciation)	(20,791,613)	(152,506,533)

Increase (Decrease) in Net Assets
Resulting From Operations	(59,890,194)	(133,147,571)

Distributions to shareholders from
Net investment income:
Class A Shares	(12,080,048)	(17,782,140)
Class B Shares	(198,151)	(269,293)
Class C Shares	(179,091)	(264,123)
Class I Shares	(858,222)	(1,407,248)
Net realized gain:
Class A Shares	--	(51,016,823)
Class B Shares	--	(1,026,194)
Class C Shares	--	(1,145,576)
Class I Shares	--	(3,671,286)
Total distributions	(13,315,512)	(76,582,683)

Capital share transactions:
Shares sold:
Class A Shares	38,537,439	44,954,829
Class B Shares	4,544,630	5,415,107
Class C Shares	4,497,296	3,444,891
Class I Shares	3,316,028	6,902,380
Reinvestment of distributions:
Class A Shares	11,186,195	64,088,245
Class B Shares	171,464	1,118,791
Class C Shares	157,780	1,308,475
Class I Shares	858,222	5,078,534
Shares redeemed:
Class A Shares	(57,498,065)	(94,347,324)
Class B Shares	(2,095,512)	(1,518,364)
Class C Shares	(3,036,290)	(2,775,444)
Class I Shares	(3,100,859)	(19,011,239)
Total capital share transactions	(2,461,672)	14,658,881

Total Increase (Decrease) in Net Assets	(75,667,378)	(195,071,373)

Net Assets
Beginning of year	588,656,942	783,728,315
End of year (including undistributed (overdistributed) net
investment income of ($181,671) and $2,625,845, respectively.)	$512,989,564	$588,656,942

Capital Share Activity
Shares sold:
Class A Shares	1,551,982	1,577,805
Class B Shares	183,840	194,064
Class C Shares	182,958	122,465
Class I Shares	134,818	241,240
Reinvestment of distributions:
Class A Shares	459,626	2,267,879
Class B Shares	7,084	39,755
Class C Shares	6,553	46,818
Class I Shares	35,505	180,629
Shares redeemed:
Class A Shares	(2,342,495)	(3,337,985)
Class B Shares	(86,555)	(54,708)
Class C Shares	(126,313)	(100,822)
Class I Shares	(129,849)	(711,135)
Total capital share activity	3,704,586	466,005

See notes to financial statements.

Bond Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$6,758,841	$5,407,681
Net realized gain (loss)	2,580,598	3,146,034
Change in net unrealized appreciation or (depreciation)	(2,064,761)	1,872,521

Increase (Decrease) in Net Assets
Resulting From Operations	7,274,678	10,426,236

Distributions to shareholders from
Net investment income:
Class A Shares	(5,778,068)	(4,900,873)
Class B Shares	(461,968)	(263,841)
Class C Shares	(269,879)	(123,842)
Class I Shares	(423,763)	(90,447)
Net Realized Gain:
Class A Shares	(3,478,070)	--
Class B Shares	(312,217)	--
Class C Shares	(147,794)	--
Class I shares	(50,280)	--
Total distributions	(10,922,039)	(5,379,003)

Capital share transactions:
Shares sold:
Class A Shares	47,052,951	32,073,213
Class B Shares	8,169,731	5,013,863
Class C Shares	7,016,592	2,060,986
Class I Shares	10,745,126	350,000
Reinvestment of distributions:
Class A Shares	7,630,333	3,924,268
Class B Shares	507,577	194,498
Class C Shares	309,121	103,364
Class I Shares	474,043	90,447
Shares redeemed:
Class A Shares	(19,952,783)	(15,346,618)
Class B Shares	(2,129,135)	(647,168)
Class C Shares	(1,449,514)	(583,686)
Class I Shares	(82,174)	(84,052)
Total capital share transactions	58,291,868	27,149,115

Total Increase (Decrease) In Net Assets	54,644,507	32,196,348

Net Assets
Beginning of year	109,779,254	77,582,906
End of year (including undistributed (overdistributed) net investment
income of ($151,052) and $27,758, respectively.)	$164,423,761	$109,779,254

Capital Share Activity
Shares sold:
Class A Shares	2,975,652	1,971,955
Class B Shares	518,552	311,522
Class C Shares	446,106	128,212
Class I Shares	692,561	22,479
Reinvestment of distributions:
Class A Shares	486,639	247,417
Class B Shares	32,498	12,261
Class C Shares	19,824	6,549
Class I Shares	30,257	5,688
Shares redeemed:
Class A Shares	(1,264,480)	(964,788)
Class B Shares	(135,617)	(40,958)
Class C Shares	(92,241)	(36,854)
Class I Shares	(5,165)	(5,063)
Total capital share activity	3,704,586	1,658,420

See notes to financial statements.

Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($1,309,512)	($685,670)
Net realized gain (loss)	(1,251,469)	11,187,576
Change in net unrealized appreciation or (depreciation)	(64,499,425)	(52,220,104)

Increase (Decrease) in Net Assets
Resulting From Operations	(67,060,406)	(41,718,198)

Distributions to shareholders from
Net realized gain:
Class A Shares	(8,466,475)	(12,117,377)
Class B Shares	(1,071,117)	(1,186,676)
Class C Shares	(1,009,697)	(1,181,056)
Class I Shares	(239,515)	(139,065)
Total distributions	(10,786,804)	(14,624,174)

Capital share transactions:
Shares sold:
Class A Shares	171,119,126	72,346,930
Class B Shares	26,387,165	15,016,874
Class C Shares	22,618,536	13,053,359
Class I Shares	7,697,698	38,000
Reinvestment of distributions:
Class A Shares	7,747,018	11,138,638
Class B Shares	894,503	979,533
Class C Shares	824,198	1,003,171
Class I Shares	239,514	139,066
Shares redeemed:
Class A Shares	(45,196,199)	(26,725,626)
Class B Shares	(5,166,689)	(1,990,124)
Class C Shares	(4,949,402)	(2,750,230)
Class I Shares	(250,000)	(40,726)
Total capital share transactions	181,965,468	82,208,865

Total Increase (Decrease) in Net Assets	104,118,258	25,866,493

Net Assets
Beginning of year	311,038,317	285,171,824
End of year	$415,156,575	$311,038,317

Capital Share Activity
Shares sold:
Class A Shares	5,923,878	2,305,088
Class B Shares	933,259	494,815
Class C Shares	853,934	459,369
Class I Shares	277,321	1,262
Reinvestment of distributions:
Class A Shares	246,646	350,886
Class B Shares	29,675	31,792
Class C Shares	29,341	34,776
Class I Shares	7,565	4,366
Shares redeemed:
Class A Shares	(1,583,963)	(849,982)
Class B Shares	(190,381)	(66,974)
Class C Shares	(192,612)	(98,732)
Class I Shares	(7,810)	(1,262)
Total capital share activity	6,326,853	2,665,404

See notes to financial statements.

Enhanced Equity Portfolio

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($78,282)	($97,059)
Net realized gain (loss)	(1,250,222)	(548,445)
Change in net unrealized appreciation or (depreciation)	(5,725,927)	(13,783,723)

Increase (Decrease) in Net Assets
Resulting From Operations	(7,054,431)	(14,429,227)

Distributions to shareholders from
Net realized gain:
Class A Shares	(9,756)	(153,785)
Class B Shares	(1,841)	(47,908)
Class C Shares	(1,084)	(32,464)
Class I Shares	--	(150,790)
Total distributions	(12,681)	(384,947)

Capital share transactions:
Shares sold:
Class A Shares	7,931,297	24,533,325
Class B Shares	1,524,637	1,641,965
Class C Shares	1,070,721	669,968
Class I Shares	--	1,000
Reinvestment of distributions:
Class A Shares	9,462	148,160
Class B Shares	1,645	44,273
Class C Shares	894	26,432
Class I Shares	--	150,790
Shares redeemed:
Class A Shares	(6,336,926)	(8,796,276)
Class B Shares	(941,437)	(788,937)
Class C Shares	(699,788)	(724,604)
Class I Shares	(1,075)	(17,309,368)
Total capital share transactions	2,559,430	(403,272)

Total Increase (Decrease) in Net Assets	(4,507,682)	(15,217,446)

Net Assets
Beginning of year	39,389,592	54,607,038
End of year	$34,881,910	$39,389,592

Capital Share Activity
Shares sold:
Class A Shares	515,803	1,539,984
Class B Shares	103,424	97,389
Class C Shares	73,348	38,796
Class I Shares	--	62
Reinvestment of distributions:
Class A Shares	567	8,039
Class B Shares	102	2,469
Class C Shares	55	1,469
Class I Shares	--	8,120
Shares redeemed:
Class A Shares	(409,782)	(529,439)
Class B Shares	(65,613)	(47,570)
Class C Shares	(50,427)	(41,860)
Class I Shares	(65)	(1,113,859)
Total capital share activity	167,412	(36,400)

See notes to financial statements.

Technology Portfolio

Statement of Changes in Net Assets

		From Inception,
		October 31,
	Year Ended	2000 Through
	September 30,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($82,783)	($69,925)
Net realized gain (loss) on investments	(2,177,166)	(3,657,768)
Change in unrealized appreciation (depreciation)	691,023	(944,434)
Increase (Decrease) in Net Assets
Resulting From Operations	(1,568,926)	(4,672,127)

Capital share transactions:
Shares sold:
Class A shares	1,327,755	4,548,302
Class B shares	315,888	1,155,405
Class C shares	123,058	291,115
Class I shares	--	2,000,000
Shares redeemed:
Class A shares	(657,797)	(245,105)
Class B shares	(227,189)	(86,486)
Class C shares	(27,131)	(11,665)
Class I shares	--	--
Total capital share transactions	854,584	7,651,566

Total Increase (Decrease) in Net Assets	(714,342)	2,979,439

Net Assets
Beginning of period	2,979,439	--
End of period	$2,265,097	$2,979,439

Capital Share Activity
Shares sold:
Class A shares	287,833	515,210
Class B shares	63,103	133,342
Class C shares	24,921	33,127
Class I shares	--	133,333
Shares redeemed:
Class A shares	(141,596)	(35,067)
Class B shares	(54,839)	(13,637)
Class C shares	(5,658)	(2,176)
Class I shares	--	--
Total capital share activity	173,764	764,132

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with six separate portfolios: Money Market, Balanced, Bond, Equity, Enhanced Equity (formerly Managed Index), and Technology. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond and Technology are registered as non-diversified portfolios. Money Market shares are sold without sales charge. Balanced, Bond, Equity, Enhanced Equity and Technology have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principle market in which such securities are normally traded. If events occur after the close of the principle market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.  All securities held by Money Market are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Restricted securities and other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were valued by the Board of Trustees as of September 30, 2002:

	Total Investments	% of Net Assets
Balanced	$13,788,982	2.7%
Bond	1,129,345	0.7%
Equity	1,864,714	0.4%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Options: The Fund may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing option securities arise from possible illiquidity of the options market and the movement in the value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity, Enhanced Equity and Technology. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees are paid indirectly by credits earned on each Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Money Market Insurance: The Fund has obtained private insurance that partially protects it against default of principal or interest payments on the instruments it holds. U.S. government securities held by the Fund are excluded from this coverage. Coverage under the policy is subject to certain conditions and may not be renewable upon expiration.  While the policy is intended to provide some protection against credit risk and to help the fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so.

Audit Guide Implementation:  In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond	.35%
Equity	.50%
Enhanced Equity	.60%
Technology	1.25%

The Advisor has agreed to limit annual fund operating expenses (net of expense offset arrangements) through January 31, 2003 for Money Market, Bond (Class I), Equity (Class I), Enhanced Equity (Class A) and Technology (Class A, B, C and I). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

The contractual expense caps are as follows: for Money Market, .875%, for Bond, .60% for Class I, for Equity, .80% for Class I, for Enhanced Equity, 1.25% for Class A, and for Technology, 2.10% for Class A, 3.10% for Class B, 3.10% for Class C and 1.35% for Class I.

The Advisor contractually reimbursed Money Market, Bond, Equity, Enhanced Equity and Technology for expenses of $10,420, $6,089, $529, $64,440 and $145,701, respectively, for the year ended September 30, 2002.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Balanced, Bond and Equity, respectively. The expenses paid may not exceed .25%, 1.00%, and 1.00% annually of average daily net assets of each Class A, Class B, and Class C for Enhanced Equity and Technology, respectively. Class I for Balanced, Bond, Equity and Technology does not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2002: $155,359 for Balanced, $63,376 for Bond, $261,225 for Equity, $11,698 for Enhanced Equity, and $6,257 for Technology.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $222,632, $221,779, $51,842, $253,138, $20,625, and $8,933 for the year ended September 30, 2002 for Money Market, Balanced, Bond, Equity, Enhanced Equity and Technology, respectively. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%
Technology (Class A, B, & C)	.25%
Technology (Class I)	.05%

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $15,430 plus $600 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Trustees' fees are allocated to each of the funds in the series served.

Note C -- Investment Activity

During the year, purchases and sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity	Technology
Purchases:	$1,005,412,497	$573,260,830	$276,365,798	$17,624,819	$25,473,824
Sales:	1,016,259,307	555,271,102	109,787,315	15,014,269	24,591,820

Money Market held only short-term investments.

The following table presents the cost of investments owned at September 30, 2002 for federal income tax purposes, the components of net unrealized appreciation (depreciation) and the net realized capital loss carryforwards as of September 30, 2002 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$194,116,830	$592,388,163	$162,094,609
Unrealized appreciation	--	14,482,022	6,022,983
Unrealized (depreciation)	--	(104,686,808)	(9,995,423)
Net appreciation/(depreciation)	--	(90,204,786)	(3,972,440)

		Enhanced
	Equity	Equity	Technology
Federal income tax cost of investments	$460,465,423	$43,224,354	$2,733,502
Unrealized appreciation	36,599,338	2,108,632	20,692
Unrealized (depreciation)	(79,643,148)	(10,811,334)	(450,426)
Net appreciation/(depreciation)	(43,043,810)	(8,702,702)	(429,734)

The tax character of dividends and distributions paid during the years ended September 30, 2002, and September 30, 2001 were as follows:

Money Market
Distributions paid from:	2002	2001
Ordinary income	$2,974,404	$9,437,817
Long-term capital gain	--	--
Total	$2,974,404	$9,437,817

Balanced
Distributions paid from:	2002	2001
Ordinary income	$13,315,512	$20,682,576
Long-term capital gain	--	55,900,107
Total	$13,315,512	$76,582,683

Bond
Distributions paid from:	2002	2001
Ordinary income	$10,922,039	$5,379,003
Long-term capital gain	--	--
Total	$10,922,039	$5,379,003

Equity
Distributions paid from:	2002	2001
Ordinary income	--	$1,717,048
Long-term capital gain	$10,786,804	12,907,126
Total	$10,786,804	$14,624,174

Enhanced Equity
Distributions paid from:	2002	2001
Ordinary income	--	--
Long-term capital gain	$12,681	$384,947
Total	$12,681	$384,947

Technology
Distributions paid from:	2002	2001
Ordinary income	--	--
Long-term capital gain	--	--
Total	--	--

As of September 30, 2002, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$11,065	$416,533	$1,897,917
Undistributed long-term capital gain	--	--	--
Capital loss carryforward	(57,874)	(7,136,346)	--
Unrealized appreciation (depreciation)	--	(90,204,786)	(3,972,440)
Total	($46,809)	($96,924,599)	($2,074,523)

		Enhanced
	Equity	Equity	Technology
Undistributed ordinary income	--	--	--
Undistributed long-term capital gain	$461,759	--	--
Capital loss carryforward	--	($1,258,141)	($3,597,922)
Unrealized appreciation (depreciation)	(43,043,810)	(8,702,702)	(429,734)
Total	($42,582,051)	($9,960,843)	($4,027,656)

Capital Loss Carryforwards
	Money	Balanced	Enhanced	Technology
	Market		Equity
Expiration Date
30-Sep-04	($1,688)	--	--	--
30-Sep-08	(41,585)	--	--	--
30-Sep-10	(14,601)	($7,136,346)	($1,258,141)	($3,597,922)
	($57,874)	($7,136,346)	($1,258,141)	($3,597,922)

Money Market, Balanced, Equity, Enhanced Equity, and Technology Portfolios intend to elect to defer post-October losses of  $4,288, $45,866,300, $1,735,467, $1,294,838,  and $2,060,689, respectively to fiscal year ending September 30, 2003.  Such losses will expire in 2011.

Equity Portfolio and Enhanced Equity Portfolio designate $10,786,804 and $12,681, respectively as 20%-rate capital gain dividends paid during fiscal year ended September 30, 2002.

Capital losses may be utilized to offset current and future capital gains until expiration.

Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations.  The primary permanent differences causing such reclassifications are due to litigation income reclasses, treatment of partnership and real estate investment trusts for federal tax purposes and the expected tax treatment of accrued interest on defaulted securities for the Balanced Portfolio, treatment of partnership and real estate investment trusts for federal tax  purposes and the expected tax treatment of accrued interest on defaulted securities for the Bond Portfolio and net operating losses for the Enhanced Equity, Equity and Technology Portfolios.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales for the Balanced, Bond, Enhanced Equity, Equity and Technology Portfolios.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. In addition, the Portfolios effected transactions with other Calvert Portfolios, which resulted in net realized losses on sales of securities. Interportfolio transactions were made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2002, purchases and sales transactions and net realized losses on sales of securities were:

	Money
	Market	Balanced	Bond
Purchases	$180,187,500	$41,114,730	$18,568,860
Sales	141,465,000	90,715,370	7,824,832
Net realized losses	--	(376,273)	(115,146)

		Enhanced
	Equity	Equity	Technology
Purchases	$20,670,000	--	--
Sales	17,900,000	--	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Calvert Social Investment Fund's Balanced Portfolio borrowed under this facility until March 2002. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2002. For the year ended September 30, 2002, borrowings by the Portfolios under the Agreement were as follows:

		Weighted		Month of
	Average	Average	Maximum	Maximum
	Daily	Interest	Amount	Amount
Portfolio	Balance	Rate	Borrowed	Borrowed
Money Market	$23,516	2.45%	$3,610,806	May 2002
Balanced	253,158	2.39%	16,377,474	December 2001
Bond	94,345	2.58%	10,686,839	October 2001
Equity	14,730	2.59%	761,526	October 2001
Technology	1,984	2.52%	98,374	November 2001

Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of  KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Money Market Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.015	.045
Distributions from
Net investment income	(.015)	(.045)

Net asset value, ending	$1.00	$1.00
Total return*	1.49%	4.63%
Ratios to average net assets:
Net investment income	1.48%	4.52%
Total expenses	.89%	.84%
Expenses before offsets	.88%	.84%
Net expenses	.87%	.83%
Net assets, ending (in thousands)	$192,680	$206,061

		Years Ended
	September 30,	September 30,	September 30,
	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.054	.045	.049
Distributions from
Net investment income	(.054)	(.045)	(.049)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	5.53%	4.54%	5.02%
Ratios to average net assets:
Net investment income	5.39%	4.43%	4.92%
Total expenses	.84%	.90%	.94%
Expenses before offsets	.84%	.89%	.89%
Net expenses	.82%	.87%	.87%
Net assets, ending (in thousands)	$206,753	$193,941	$172,701

Balanced Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$24.48	$33.23
Income from investment operations
Net investment income	.56	.84
Net realized and unrealized gain (loss)	(3.04)	(6.37)
Total from investment operations	(2.48)	(5.53)
Distributions from
Net investment income	(.56)	(.82)
Net realized gains	--	(2.40)
Total distributions	(.56)	(3.22)
Total increase (decrease) in net asset value	(3.04)	(8.75)
Net asset value, ending	$21.44	$24.48

Total return*	(10.38%)	(17.74%)
Ratios to average net assets:
Net investment income	2.23%	2.98%
Total expenses	1.25%	1.20%
Expenses before offsets	1.25%	1.20%
Net expenses	1.25%	1.19%
Portfolio turnover	192%	214%
Net assets, ending (in thousands)	$458,947	$532,008

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$32.14	$32.45	$34.88
Income from investment operations
Net investment income	.86	.68	.77
Net realized and unrealized gain	3.08	3.03	.92
Total from investment operations	3.94	3.71	1.69
Distributions from
Net investment income	(.80)	(.66)	(.76)
Net realized gains	(2.05)	(3.36)	(3.36)
Total distributions	(2.85)	(4.02)	(4.12)
Total increase (decrease) in net asset value	1.09	(.31)	(2.43)
Net asset value, ending	$33.23	$32.14	$32.45

Total return*	12.75%	11.52%	5.50%
Ratios to average net assets:
Net investment income	2.58%	2.05%	2.27%
Total expenses	1.19%	1.17%	1.13%
Expenses before offsets	1.19%	1.17%	1.13%
Net expenses	1.17%	1.15%	1.11%
Portfolio turnover	184%	175%	185%
Net assets, ending (in thousands)	$705,355	$708,655	$673,907

Balanced Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$24.33	$33.02	$31.97
Income from investment operations
Net investment income	.29	.56	.53
Net realized and unrealized gain (loss)	(3.01)	(6.32)	3.06
Total from investment operations	(2.72)	(5.76)	3.59
Distributions from
Net investment income	(.30)	(.53)	(.49)
Net realized gains	--	(2.40)	(2.05)
Total distributions	(.30)	(2.93)	(2.54)
Total increase (decrease) in net asset value	(3.02)	(8.69)	1.05
Net asset value, ending	$21.31	$24.33	$33.02

Total return*	(11.31%)	(18.54%)	11.63%
Ratios to average net assets:
Net investment income	1.17%	1.95%	1.60%
Total expenses	2.31%	2.22%	2.20%
Expenses before offsets	2.31%	2.22%	2.20%
Net expenses	2.31%	2.20%	2.18%
Portfolio turnover	192%	214%	184%
Net assets, ending (in thousands)	$14,805	$14,361	$13,580

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 #
Net asset value, beginning	$32.38	$34.37
Income from investment operations
Net investment income	.35	0.15
Net realized and unrealized gain (loss)	2.94	(1.90)
Total from investment operations	3.29	(1.75)
Distributions from
Net investment income	(.34)	(0.24)
Net realized gains	(3.36)	--
Total distributions	(3.70)	(0.24)
Total increase (decrease) in net asset value	(.41)	(1.99)
Net asset value, ending	$31.97	$32.38

Total return*	10.15%	(5.10%)
Ratios to average net assets:
Net investment income	.85%	1.22% (a)
Total expenses	2.40%	3.59% (a)
Expenses before offsets	2.40%	2.43% (a)
Net expenses	2.38%	2.41% (a)
Portfolio turnover	175%	185%
Net assets, ending (in thousands)	$9,910	$2,540

Balanced Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$24.10	$32.74
Income from investment operations
Net investment income	.29	.56
Net realized and unrealized gain (loss)	(2.96)	(6.29)
Total from investment operations	(2.67)	(5.73)
Distributions from
Net investment income	(.31)	(.51)
Net realized gains	--	(2.40)
Total distributions	(.31)	(2.91)
Total increase (decrease) in net asset value	(2.98)	(8.64)
Net asset value, ending	$21.12	$24.10

Total return*	(11.25%)	(18.60%)
Ratios to average net assets:
Net investment income	1.20%	1.98%
Total expenses	2.29%	2.19%
Expenses before offsets	2.29%	2.19%
Net expenses	2.28%	2.18%
Portfolio turnover	192%	214%
Net assets, ending (in thousands)	$12,626	$12,889

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$31.70	$32.05	$34.52
Income from investment operations
Net investment income	.51	.36	.41
Net realized and unrealized gain	3.05	2.98	.89
Total from investment operations	3.56	3.34	1.30
Distributions from
Net investment income	(.47)	(.33)	(.41)
Net realized gains	(2.05)	(3.36)	(3.36)
Total distributions	(2.52)	(3.69)	(3.77)
Total increase (decrease) in net asset value	1.04	(.35)	(2.47)
Net asset value, ending	$32.74	$31.70	$32.05

Total return*	11.64%	10.43%	4.35%
Ratios to average net assets:
Net investment income	1.58%	1.04%	1.16%
Total expenses	2.19%	2.19%	2.25%
Expenses before offsets	2.19%	2.19%	2.25%
Net expenses	2.17%	2.17%	2.23%
Portfolio turnover	184%	175%	185%
Net assets, ending (in thousands)	$15,263	$13,646	$11,483

Balanced Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30
Class I Shares	2002	2001
Net asset value, beginning	$24.35	$33.10
Income from investment operations
Net investment income	.68	.94
Net realized and unrealized gain (loss)	(3.01)	(6.31)
Total from investment operations	(2.33)	(5.37)
Distributions from
Net investment income	(.69)	(.98)
Net realized gains	--	(2.40)
Total distributions	(.69)	(3.38)
Total increase (decrease) in net asset value	(3.02)	(8.75)
Net asset value, ending	$21.33	$24.35

Total return*	(9.87%)	(17.33%)
Ratios to average net assets:
Net investment income	2.77%	3.55%
Total expenses	.72%	.67%
Expenses before offsets	.72%	.67%
Net expenses	.71%	.66%
Portfolio turnover	192%	214%
Net assets, ending (in thousands)	$26,612	$29,399

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999##
Net asset value, beginning	$32.13	$32.52
Income from investment operations
Net investment income	.88	.52
Net realized and unrealized gain (loss)	3.12	(.35)
Total from investment operations	4.00	.17
Distributions from
Net investment income	(.99)	(.56)
Net realized gains	(2.04)	--
Total distributions	(3.03)	(.56)
Total increase (decrease) in net asset value	.97	(.39)
Net asset value, ending	$33.10	$32.13

Total return*	12.97%	.52%
Ratios to average net assets:
Net investment income	2.97%	2.54% (a)
Total expenses	.71%	.74% (a)
Expenses before offsets	.71%	.74% (a)
Net expenses	.69%	.73% (a)
Portfolio turnover	184%	175%
Net assets, ending (in thousands)	$49,530	$13,458

Bond Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$16.38	$15.38
Income from investment operations
Net investment income	.80	1.01
Net realized and unrealized gain (loss)	(.01)	.99
Total from investment operations	.79	2.00
Distributions from
Net investment income	(.82)	(1.00)
Net realized gains	(.55)	--
Total distributions	(1.37)	(1.00)
Total increase (decrease) in net asset value	(.58)	1.00
Net asset value, ending	$15.80	$16.38

Total return*	5.18%	13.46%
Ratios to average net assets:
Net investment income	5.07%	6.32%
Total expenses	1.19%	1.19%
Expenses before offsets	1.19%	1.19%
Net expenses	1.18%	1.17%
Portfolio turnover	607%	955%
Net assets, ending (in thousands)	$128,077	$96,736

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$15.59	$16.88	$16.64
Income from investment operations
Net investment income	1.06	.93	.95
Net realized and unrealized gain (loss)	(.20)	(.74)	.41
Total from investment operations	.86	.19	1.36
Distributions from
Net investment income	(1.06)	(.93)	(.96)
Net realized gains	(.01)	(.55)	(.16)
Total distributions	(1.07)	(1.48)	(1.12)
Total increase (decrease) in net asset value	(.21)	(1.29)	.24
Net asset value, ending	$15.38	$15.59	$16.88

Total return*	5.76%	1.18%	8.46%
Ratios to average net assets:
Net investment income	6.90%	5.79%	5.69%
Total expenses	1.20%	1.13%	1.14%
Expenses before offsets	1.20%	1.13%	1.14%
Net expenses	1.16%	1.09%	1.07%
Portfolio turnover	1,011%	570%	620%
Net assets, ending (in thousands)	$71,525	$66,944	$65,807

Bond Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$16.32	$15.33	$15.53
Income from investment operations
Net investment income	.65	.85	.90
Net realized and unrealized gain (loss)	--	.98	(.20)
Total from investment operations	.65	1.83	.70
Distributions from
Net investment income	(.67)	(0.84)	(.89)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.22)	(0.84)	(.90)
Total increase (decrease) in net asset value	(.57)	0.99	(.20)
Net asset value, ending	$15.75	$16.32	$15.33

Total return*	4.26%	12.31%	4.61%
Ratios to average net assets:
Net investment income	4.10%	5.21%	5.89%
Total expenses	2.13%	2.19%	2.26%
Expenses before offsets	2.13%	2.19%	2.26%
Net expenses	2.12%	2.17%	2.20%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$14,305	$8,046	$3,220

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998#
Net asset value, beginning	$16.84	$16.69
Income from investment operations
Net investment income	.74	.36
Net realized and unrealized gain (loss)	(.79)	.19
Total from investment operations	(.05)	.55
Distributions from
Net investment income	(.71)	(.40)
Net realized gains	(.55)	--
Total distributions	(1.26)	(.40)
Total increase (decrease) in net asset value	(1.31)	.15
Net asset value, ending	$15.53	$16.84

Total return*	(.29%)	3.36%
Ratios to average net assets:
Net investment income	4.43%	4.14% (a)
Total expenses	2.72%	8.08% (a)
Expenses before offsets	2.56%	2.55% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	570%	620%
Net assets, ending (in thousands)	$2,773	$557

Bond Portfolio

Financial Highlights

		Year Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$16.30	$15.31	$15.51
Income from investment operations
Net investment income	.63	.84	.86
Net realized and unrealized gain (loss)	.01	.96	(.18)
Total from investment operations	.64	1.80	.68
Distributions from
Net investment income	(.66)	(.81)	(.87)
Net realized gains	(.55)	--	(.01)
Total distributions	(1.21)	(.81)	(.88)
Total increase (decrease) in net asset value	(.57)	.99	(.20)
Net asset value, ending	$15.73	$16.30	$15.31

Total return*	4.24%	12.06%	4.48%
Ratios to average net assets:
Net investment income	4.07%	5.10%	5.64%
Total expenses	2.13%	2.38%	2.45%
Expenses before offsets	2.13%	2.38%	2.45%
Net expenses	2.12%	2.36%	2.40%
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$9,278	$3,524	$1,810

	Periods Ended
	September 30,	September 30,
Class C Shares	1999	1998###
Net asset value, beginning	$16.84	$16.81
Income from investment operations
Net investment income	.74	.21
Net realized and unrealized gain (loss)	(.80)	.08
Total from investment operations	(.06)	.29
Distributions from
Net investment income	(.72)	(.26)
Net realized gains	(.55)	--
Total distributions	(1.27)	(.26)
Total increase (decrease) in net asset value	(1.33)	.03
Net asset value, ending	$15.51	$16.84

Total return*	(.40%)	1.75%
Ratios to average net assets:
Net investment income	4.41%	4.06% (a)
Total expenses	2.85%	7.09% (a)
Expenses before offsets	2.55%	2.74% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	570%	620%
Net assets, ending (in thousands)	$1,779	$399

Bond Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000####
Net asset value, beginning	$16.39	$15.39	$15.56
Income from investment operations
Net investment income	.87	1.11	.60
Net realized and unrealized gain (loss)	.02	.99	(.18)
Total from investment operations	.89	2.10	.42
Distributions from
Net investment income	(.91)	(1.10)	(.59)
Net realized gains	(.56)	--	--
Total distributions	(1.47)	(1.10)	(.59)
Total increase (decrease) in net asset value	(.58)	1.00	(.17)
Net asset value, ending	$15.81	$16.39	$15.39

Total return*	5.83%	14.12%	2.83%
Ratios to average net assets:
Net investment income	5.44%	6.82%	7.85% (a)
Total expenses	.69%	1.28%	1.19% (a)
Expenses before offsets	.61%	.62%	.65% (a)
Net expenses	.60%	.60%	.60% (a)
Portfolio turnover	607%	955%	1,011%
Net assets, ending (in thousands)	$12,764	$1,473	$1,028

Equity Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class A Shares	2002	2001
Net asset value, beginning	$27.72	$33.05
Income from investment operations
Net investment income (loss)	(.04)	(.02)
Net realized and unrealized gain (loss)	(2.96)	(3.68)
Total from investment operations	(3.00)	(3.70)
Distributions from
Net realized gains	(.88)	(1.63)
Total distributions	(.88)	(1.63)
Total increase (decrease) in net asset value	(3.88)	(5.33)
Net asset value, ending	$23.84	$27.72

Total return*	(11.58%)	(11.82%)
Ratios to average net assets:
Net investment income (loss)	(.12%)	(.07%)
Total expenses	1.29%	1.26%
Expenses before offsets	1.29%	1.26%
Net expenses	1.29%	1.24%
Portfolio turnover	28%	43%
Net assets, ending (in thousands)	$326,112	$252,068

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2000	1999	1998
Net asset value, beginning	$27.06	$20.36	$27.77
Income from investment operations
Net investment income (loss)	(.06)	(.07)	(.04)
Net realized and unrealized gain (loss)	7.88	6.78	(4.01)
Total from investment operations	7.82	6.71	(4.05)
Distributions from
Net realized gains	(1.83)	(.01)	(3.36)
Total distributions	(1.83)	(.01)	(3.36)
Total increase (decrease) in net asset value	5.99	6.70	(7.41)
Net asset value, ending	$33.05	$27.06	$20.36

Total return*	29.91%	32.98%	(15.70%)
Ratios to average net assets:
Net investment income (loss)	(.20%)	(.28%)	(.14%)
Total expenses	1.26%	1.22%	1.16%
Expenses before offsets	1.26%	1.22%	1.16%
Net expenses	1.13%	1.10%	1.07%
Portfolio turnover	49%	51%	110%
Net assets, ending (in thousands)	$240,844	$166,716	$128,683

Equity Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$26.67	$32.17	$26.60
Income from investment operations
Net investment income (loss)	(.24)	(.24)	(.23)
Net realized and unrealized gain (loss)	(2.85)	(3.63)	7.63
Total from investment operations	(3.09)	(3.87)	7.40
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.97)	(5.50)	5.57
Net asset value, ending	$22.70	$26.67	$32.17

Total return*	(12.39%)	(12.71%)	28.78%
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.00%)	(1.04%)
Total expenses	2.19%	2.20%	2.20%
Expenses before offsets	2.19%	2.20%	2.20%
Net expenses	2.19%	2.17%	1.97%
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$43,091	$30,015	$21,416

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 #
Net asset value, beginning	$20.26	$26.01
Income from investment operations
Net investment income (loss)	(.15)	(.09)
Net realized and unrealized gain (loss)	6.50	(5.66)
Total from investment operations	6.35	(5.75)
Distributions from
Net realized gains	(.01)	----
Total increase (decrease) in net asset value	6.34	(5.75)
Net asset value, ending	$26.60	$20.26

Total return*	31.37%	(22.11%)
Ratios to average net assets:
Net investment income (loss)	(1.41%)	(1.55%) (a)
Total expenses	2.43%	4.12% (a)
Expenses before offsets	2.43%	3.19% (a)
Net expenses	2.21%	2.56% (a)
Portfolio turnover	51%	110%
Net assets, ending (in thousands)	$8,038	$1,670

Equity Portfolio

Financial Highlights

	Years Ended
	September 30,	September 30,
Class C Shares	2002	2001
Net asset value, beginning	$24.91	$30.13
Income from investment operations.
Net investment income (loss)	(.21)	(.22)
Net realized and unrealized gain (loss)	(2.65)	(3.37)
Total from investment operations	(2.86)	(3.59)
Distributions from
Net realized gains	(.88)	(1.63)
Total increase (decrease) in net asset value	(3.74)	(5.22)
Net asset value, ending	$21.17	$24.91

Total return*	(12.34%)	(12.63%)
Ratios to average net assets:
Net investment income (loss)	(.96%)	(.94%)
Total expenses	2.14%	2.14%
Expenses before offsets	2.14%	2.14%
Net expenses	2.13%	2.11%
Portfolio turnover	28%	43%
Net assets, ending (in thousands)	$37,109	$26,455

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2000	1999	1998
Net asset value, beginning	$25.00	$19.00	$26.37
Income from investment operations.
Net investment income (loss)	(.24)	(.11)	(.16)
Net realized and unrealized gain (loss)	7.20	6.12	(3.85)
Total from investment operations	6.96	6.01	(4.01)
Distributions from
Net realized gains	(1.83)	(.01)	(3.36)
Total distributions	(1.83)	(.01)	(3.36)
Total increase (decrease) in net asset value	5.13	6.00	(7.37)
Net asset value, ending	$30.13	$25.00	$19.00

Total return*	28.87%	31.66%	(16.47%)
Ratios to average net assets:
Net investment income (loss)	(1.01%)	(1.21%)	(1.17%)
Total expenses	2.15%	2.22%	2.21%
Expenses before offsets	2.15%	2.22%	2.21%
Net expenses	1.94%	2.01%	2.09%
Portfolio turnover	49%	51%	110%
Net assets, ending (in thousands)	$20,086	$10,413	$5,981

Equity Portfolio

Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2002	2001	2000 #####
Net asset value, beginning	$27.91	$33.15	$28.64
Income from investment operations
Net investment income	.08	.11	.05
Net realized and unrealized gain (loss)	(2.99)	(3.72)	6.29
Total from investment operations	(2.91)	(3.61)	6.34
Distributions from
Net realized gains	(.88)	(1.63)	(1.83)
Total increase (decrease) in net asset value	(3.79)	(5.24)	4.51
Net asset value, ending	$24.12	$27.91	$33.15

Total return*	(11.17%)	(11.49%)	23.10%
Ratios to average net assets:
Net investment income	.36%	.36%	.16% (a)
Total expenses	.81%	1.07%	1.18% (a)
Expenses before offsets	.80%	.82%	.86% (a)
Net expenses	.80%	.80%	.80% (a)
Portfolio turnover	28%	43%	49%
Net assets, ending (in thousands)	$8,844	$2,501	$2,826

Enhanced Equity Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$14.64	$19.91	$16.83
Income from investment operations
Net investment income (loss)	.01	(.01)	(.02)
Net realized and unrealized gain (loss)	(2.41)	(5.12)	3.11
Total from investment operations	(2.40)	(5.13)	3.09
Distributions from
Net investment income	--	--	(.01)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.40)	(5.27)	3.08
Net asset value, ending	$12.24	$14.64	$19.91
Total return*	(16.37%)	(25.93%)	18.39%
Ratios to average net assets:
Net investment income (loss)	.09%	(.06%)	(.14%)
Total expenses	1.46%	1.43%	1.52%
Expenses before offsets	1.27%	1.32%	1.33%
Net expenses	1.25%	1.25%	1.25%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$26,842	$30,525	$21,239

	Periods Ended
	September 30,	September 30,
Class A Shares	1999	1998m
Net asset value, beginning	$13.54	$15.00
Income from investment operations
Net investment income (loss)	.03	.02
Net realized and unrealized gain (loss)	3.31	(1.48)
Total from investment operations	3.34	(1.46)
Distributions from
Net investment income	(.05)	----
Total increase (decrease) in net asset value	3.29	(1.46)
Net asset value, ending	$16.83	$13.54
Total return*	24.68%	(9.73%)
Ratios to average net assets:
Net investment income (loss)	.14%	.42% (a)
Total expenses	1.59%	1.86% (a)
Expenses before offsets	1.31%	1.01% (a)
Net expenses	1.25%	.95% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$12,257	$4,401

Enhanced Equity Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$14.12	$19.41	$16.58
Income from investment operations
Net investment income (loss)	(.16)	(.20)	(.16)
Net realized and unrealized gain (loss)	(2.29)	(4.95)	2.99
Total from investment operations	(2.45)	(5.15)	2.83
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.29)	2.83
Net asset value, ending	$11.67	$14.12	$19.41

Total return*	(17.33%)	(26.70%)	17.07%
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(1.18%)	(1.21%)
Total expenses	2.47%	2.42%	2.41%
Expenses before offsets	2.47%	2.42%	2.41%
Net expenses	2.45%	2.36%	2.32%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$4,980	$5,488	$6,531

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998 m
Net asset value, beginning	$13.48	$15.00
Income from investment operations
Net investment income (loss)	(.11)	(.03)
Net realized and unrealized gain (loss)	3.21	(1.49)
Total from investment operations	3.10	(1.52)
Total increase (decrease) in net asset value	3.10	(1.52)
Net asset value, ending	$16.58	$13.48

Total return*	23.00%	(10.13%)
Ratios to average net assets:
Net investment income (loss)	(1.11%)	(.98%) (a)
Total expenses	2.67%	5.61% (a)
Expenses before offsets	2.56%	2.56% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$4,078	$975

Enhanced Equity Portfolio

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$14.16	$19.48	$16.62
Income from investment operations
Net investment income (loss)	(.16)	(.19)	(.14)
Net realized and unrealized gain (loss)	(2.29)	(4.99)	3.00
Total from investment operations	(2.45)	(5.18)	2.86
Distributions from
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	(2.45)	(5.32)	2.86
Net asset value, ending	$11.71	$14.16	$19.48

Total return*	(17.28%)	(26.76%)	17.21%
Ratios to average net assets:
Net investment income (loss)	(1.10%)	(1.14%)	(1.15%)
Total expenses	2.47%	2.38%	2.35%
Expenses before offsets	2.47%	2.38%	2.35%
Net expenses	2.45%	2.32%	2.27%
Portfolio turnover	36%	39%	43%
Net assets, ending (in thousands)	$3,060	$3,376	$4,674

	Periods Ended
	September 30,	September 30,
Class C Shares	1999	1998###
Net asset value, beginning	$13.52	$14.52
Income from investment operations
Net investment income (loss)	(.09)	(.02)
Net realized and unrealized gain (loss)	3.19	(.98)
Total from investment operations	3.10	(1.00)
Total increase (decrease) in net asset value	3.10	(1.00)
Net asset value, ending	$16.62	$13.52

Total return*	22.93%	(6.89%)
Ratios to average net assets:
Net investment income (loss)	(1.12%)	(.96%) (a)
Total expenses	2.68%	4.82% (a)
Expenses before offsets	2.56%	2.56% (a)
Net expenses	2.50%	2.50% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$2,454	$397

Enhanced Equity Portfolio

Financial Highlights

		Periods Ended
	January 18,	September 30,	September 30,
Class I Shares	2002T	2001	2000
Net asset value, beginning	$14.84	$20.04	$16.89
Income from investment operations
Net investment income	.02	.07	.07
Net realized and unrealized gain (loss)	1.62	(5.13)	3.13
Total from investment operations	1.64	(5.06)	3.20
Distributions from
Net investment income	--	--	(.05)
Net realized gain	--	(.14)	--
Total increase (decrease) in net asset value	1.64	(5.20)	3.15
Net asset value, ending	$16.48	$14.84	$20.04

Total return*	11.08%	(25.40%)	18.94%
Ratios to average net assets:
Net investment income	.53% (a)	.38%	.37%
Total expenses	1,022.38%(a)	1.00%	.95%
Expenses before offsets	.77% (a)	.82%	.83%
Net expenses	.75% (a)	.75%	.75%
Portfolio turnover	10%	39%	43%
Net assets, ending (in thousands)	$0	$1	$22,163

	Periods Ended
	September 30,	September 30,
Class I Shares	1999	1998 m
Net asset value, beginning	$13.54	$15.00
Income from investment operations
Net investment income	.11	.04
Net realized and unrealized gain (loss)	3.29	(1.50)
Total from investment operations	3.40	(1.46)
Distributions from
Net investment income	(.05)	----
Total increase (decrease) in net asset value	3.35	(1.46)
Net asset value, ending	$16.89	$13.54

Total return*	25.09%	(9.73%)
Ratios to average net assets:
Net investment income	.65%	.54% (a)
Total expenses	.91%	1.03% (a)
Expenses before offsets	.81%	.81% (a)
Net expenses	.75%	.75% (a)
Portfolio turnover	56%	27%
Net assets, ending (in thousands)	$18,652	$14,897

Technology Portfolio

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class A Shares	2002	2001 mm
Net asset value, beginning	$3.90	$15.00
Income from investment operations
Net investment income	(.08)	(.13)
Net realized and unrealized gain (loss)	(1.40)	(10.97)
Total from investment operations	(1.48)	(11.10)
Total increase (decrease) in net asset value	(1.48)	(11.10)
Net asset value, ending	$2.42	$3.90

Total return*	(37.95%)	(74.00%)
Ratios to average net assets:
Net investment income	(2.09%)	(2.08%) (a)
Total expenses	5.84%	5.43% (a)
Expenses before offsets	2.17%	2.30% (a)
Net expenses	2.10%	2.10% (a)
Portfolio turnover	690%	596%
Net assets, ending (in thousands)	$1,515	$1,873

	Periods Ended
	September 30,	September 30,
Class B Shares	2002	2001 mm
Net asset value, beginning	$3.86	$15.00
Income from investment operations
Net investment income (loss)	(.15)	(.20)
Net realized and unrealized gain (loss)	(1.34)	(10.94)
Total from investment operations	(1.49)	(11.14)
Total increase (decrease) in net asset value	(1.49)	(11.14)
Net asset value, ending	$2.37	$3.86

Total return*	(38.60%)	(74.27%)
Ratios to average net assets:
Net investment income (loss)	(3.08%)	(3.08%) (a)
Total expenses	6.79%	7.83% (a)
Expenses before offsets	3.17%	3.30% (a)
Net expenses	3.10%	3.10% (a)
Portfolio turnover	690%	596%
Net assets, ending (in thousands)	$303	$462

Technology Portfolio

Financial Highlights

	Periods Ended
	September 30,	September 30,
Class C Shares	2002	2001 mm
Net asset value, beginning	$3.88	$15.00
Income from investment operations
Net investment income (loss)	(.11)	(.20)
Net realized and unrealized gain (loss)	(1.39)	(10.92)
Total from investment operations	(1.50)	(11.12)
Total increase (decrease) in net asset value	(1.50)	(11.12)
Net asset value, ending	$2.38	$3.88

Total return*	(38.66%)	(74.13%)
Ratios to average net assets:
Net investment income (loss)	(3.09%)	(3.08%) (a)
Total expenses	10.94%	17.38% (a)
Expenses before offsets	3.17%	3.30% (a)
Net expenses	3.10%	3.10% (a)
Portfolio turnover	690%	596%
Net assets, ending (in thousands)	$120	$120

	Periods Ended
	September 30,	September 30,
Class I Shares	2002	2001 mm
Net asset value, beginning	$3.93	$15.00
Income from investment operations
Net investment income	(.06)	(.10)
Net realized and unrealized gain (loss)	(1.42)	(10.97)
Total from investment operations	(1.48)	(11.07)
Total increase (decrease) in net asset value	(1.48)	(11.07)
Net asset value, ending	$2.45	$3.93

Total return*	(37.66%)	(73.80%)
Ratios to average net assets:
Net investment income	(1.33%)	(1.23%) (a)
Total expenses	4.91%	5.16% (a)
Expenses before offsets	1.42%	1.55% (a)
Net expenses	1.35%	1.35% (a)
Portfolio turnover	690%	596%
Net assets, ending (in thousands)	$327	$524

(a)	Annualized
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
#	From April 1, 1998 inception.
##	From March 1, 1999 inception.
###	From June 1, 1998 inception.
####	From March 31, 2000 inception.
#####	From November 1, 1999 inception.
m	From April 15, 1998 inception.
mm	From October 31, 2000 inception.
T	Class I was liquidated on January 18, 2002. Shares are still available for public sale and operations will resume upon shareholder investment.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

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Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

REBECCA ADAMSON DOB: 09/10/49	Trustee	1989	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	8	Tom's of Maine Calvert Foundation
RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1982	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.
FREDERICK A. DAVIE, JR. DOB: 04/15/56	Trustee	2001	Vice-President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	7	Empire State Pride Agenda National Association for Alcoholism and Drug Dependency
JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1982	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC
JOY V. JONES DOB: 07/02/50	Trustee	1990	Attorney and entertainment manager in New York City.	8
BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & Senior Vice-President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
TERRENCE J. MOLLNER, Ed.D. DOB: 12/13/44	Trustee	1982	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership.	9	Hampshire County United Way Cyberlore Studies, Inc. Calvert Foundation CoopPlus of Western Mass, Inc. CoopPlus Energy Services, Inc. Stone Soup Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS DOB: 09/07/49	Trustee	1982	She currently serves as Parish Minister to the Northwoods Unitarian Universalist Fellowship in Woodruff, WI, and the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She also has a private practice as a mediation consultant. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School.	7
CHARLES T. NASON DOB: 04/22/46	Trustee	1990	Vice Chairman and President of Ameritas Acacia Mutual Holding Company, and Chairman and CEO, Acacia Life Insurance Company.	7	Washington Real Estate Investment Trust Chairman, Acacia Federal Savings Bank
D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee & President	1982	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation
CATHERINE S. BARDSLEY, Esq. DOB: 10/04/49	Officer	1982	Of counsel to Kirkpatrick & Lockhart LLP, the Fund’s legal counsel.
SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.
DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.
WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1982	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustee and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Nason is an interested person of the Fund since he is an officer and director of the parent company of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Investment Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

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CTFR Money Market Portfolio

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Taxable Money Market Funds

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CSIF Money Market Portfolio

Balanced Fund

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Municipal Funds

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CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

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Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

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CSIF Equity Portfolio

CSIF Technology Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

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